Exhibit 10.18
-------------




                            TRUST INDENTURE


                     Dated as of October 19, 2001


                                Between


       EAST HEMPFIELD TOWNSHIP INDUSTRIAL DEVELOPMENT AUTHORITY


                                  and


                            ALLFIRST BANK,
                              as Trustee


                       $3,000,000 Variable Rate
                    Demand/Fixed Rate Revenue Bonds
                   (Herley Industries, Inc. Project)
                            Series of 2001



                                          BOND COUNSEL

                                          Rhoads & Sinon LLP
                                          One South Market Square
                                          Harrisburg, Pennsylvania  17101

                                          ISSUER SOLICITOR

                                          Blakinger, Byler & Thomas, P.C.
                                          28 Penn Square
                                          Lancaster, Pennsylvania  17603


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                                      - v -


                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
RECITALS....................................................................1


ARTICLE I - DEFINITIONS: CONTENT OF CERTIFICATES AND OPINIONS;
            TIME OF DAY.....................................................5
   SECTION 1.01      Definitions............................................5
   SECTION 1.02      Content of Certificates and Opinions..................19
   SECTION 1.03      Time of Day...........................................20
   SECTION 1.04      Interpretation........................................20


ARTICLE II - THE BONDS.....................................................21
   SECTION 2.01      Authorization of Bonds; Bonds Equally and
                     Ratably Secured.......................................21
   SECTION 2.02      Terms of Bonds; Interest on the Bonds.................21
   SECTION 2.03      Execution of Bonds....................................23
   SECTION 2.04      Authentication........................................24
   SECTION 2.05      Form of Bonds.........................................24
   SECTION 2.06      Ownership of Bonds; Transfer of Ownership.............24
   SECTION 2.07      Exchange of Bonds.....................................25
   SECTION 2.08      Bond Registrar and Co-Bond Registrar..................25
   SECTION 2.09      Temporary Bonds.......................................25
   SECTION 2.10      Bond Mutilated, Lost, Destroyed or Stolen.............25
   SECTION 2.11      Cancellation and Destruction of Surrendered Bonds.....26
   SECTION 2.12      Acts of Bondholders; Evidence of Ownership............26
   SECTION 2.13      CUSIP Number..........................................26
   SECTION 2.14      Book-entry System for the Bonds.......................26


ARTICLE III - ISSUANCE OF BONDS; APPLICATION OF PROCEEDS...................29
   SECTION 3.01      Issuance of the Bonds.................................29
   SECTION 3.02      Validity of Bonds.....................................29
   SECTION 3.03      Disposition of Proceeds of Bonds and Other Amounts....29


ARTICLE IV - REDEMPTION OF BONDS...........................................31
   SECTION 4.01      Extraordinary and Mandatory Redemption................31
   SECTION 4.02      Optional Redemption...................................31
   SECTION 4.03      Notice of Redemption..................................32
   SECTION 4.04      Interest on Bonds Called for Redemption...............32
   SECTION 4.05      Cancellation..........................................32
   SECTION 4.06      Partial Redemption of Bonds...........................32
   SECTION 4.07      Payment of Redemption Price with Available Money;
                     Bank Consent to Optional Redemption Required..........33


ARTICLE V - CONVERSION OPTION; PURCHASE AND REMARKETING OF BONDS...........34
   SECTION 5.01      Conversion of Interest Rate on Conversion Date........34
   SECTION 5.02      Delivery of Bonds After Conversion Date...............36
   SECTION 5.03      Mandatory  Tender upon Delivery and  Acceptance of
                     a Substitute  Letter of Credit........................36
   SECTION 5.04      Demand Purchase Option................................37
   SECTION 5.05      Funds for Purchase of Bonds...........................38
   SECTION 5.06      Delivery of Purchased Bonds...........................39
   SECTION 5.07      Sale of Bonds by Remarketing Agent....................40
   SECTION 5.08      Delivery of Proceeds of Sale of Purchased  Bonds;
                     Delivery of  Remarketed Pledged Bonds.................40
   SECTION 5.09      Duties of Trustee and Tender Agent with Respect
                     to Purchase of Bonds..................................40
   SECTION 5.10      No  Purchases  or Sales  After  Certain  Defaults
                     or After  Issuance of a Notice of Redemption..........41


ARTICLE VI - REVENUES AND FUNDS............................................42
   SECTION 6.01      Creation of the Bond Fund.............................42
   SECTION 6.02      Payments into the Bond Fund...........................42
   SECTION 6.03      Use of Money in the Bond Fund.........................42
   SECTION 6.04      Deposit and Disbursement of Net Proceeds of
                     Insurance or Condemnation.............................43
   SECTION 6.05      Project Fund..........................................43
   SECTION 6.06      Payments into the Project Fund; Disbursements.........43
   SECTION 6.07      Use of Money in the Project Fund Upon Default.........44
   SECTION 6.08      Use of Money in the Project Fund Upon Completion
                     of the Project........................................44
   SECTION 6.09      Nonpresentment of Bonds...............................44
   SECTION 6.10      Money to be Held in Trust.............................45
   SECTION 6.11      Repayment  to the Bank and the  Borrower from
                     the Bond  Fund,  the Rebate Fund or the Project Fund..45
   SECTION 6.12      Letters of Credit.....................................45
   SECTION 6.13      Rebate Fund...........................................46
   SECTION 6.14      Investment of Money in Funds..........................48


ARTICLE VII - PARTICULAR COVENANTS.........................................50
   SECTION 7.01      Punctual Payment......................................50
   SECTION 7.02      Extension of Payment of Bonds.........................50
   SECTION 7.03      Against Encumbrances..................................50
   SECTION 7.04      Power to Issue Bonds and Make Pledge and Assignment...50
   SECTION 7.05      Accounting Records and Financial Statements...........51
   SECTION 7.06      Tax Covenants.........................................51
   SECTION 7.07      Enforcement of Loan Agreement; Amendments to Loan
                     Agreement.............................................52
   SECTION 7.08      Waiver of Laws........................................52
   SECTION 7.09      Financing Statements and Other Action to Protect
                     Security Interests....................................52
   SECTION 7.10      Further Assurances....................................53


ARTICLE VIII - EVENTS OF DEFAULT; REMEDIES OF BONDHOLDERS..................54
   SECTION 8.01      Events of Default.....................................54
   SECTION 8.02      Acceleration..........................................55
   SECTION 8.03      Other Remedies........................................56
   SECTION 8.04      Legal Proceedings By Trustee..........................57
   SECTION 8.05      Discontinuance of Proceedings by Trustee..............57
   SECTION 8.06      Bondholders May Direct Proceedings by Trustee.........57
   SECTION 8.07      Limitations on Actions By Bondholders.................58
   SECTION 8.08      Trustee May Enforce Rights Without Possession of
                     Bonds.................................................58
   SECTION 8.09      Delays and Omissions Not to Impair Rights.............58
   SECTION 8.10      Application of Money in Event of Default..............58
   SECTION 8.11      Trustee and Bondholders  Entitled to All Remedies
                     Under Act;  Remedies Not Exclusive....................59
   SECTION 8.12      Trustee's Right to Receiver...........................59
   SECTION 8.13      Subrogation Rights of Bank............................59
   SECTION 8.14      Waiver of Default.....................................59


ARTICLE IX - THE TRUSTEE; THE TENDER AGENT; AND THE REMARKETING AGENT......60
   SECTION 9.01      Duties, Immunities and Liabilities of Trustee.........60
   SECTION 9.02      Merger or Consolidation...............................61
   SECTION 9.03      Liability of Trustee..................................61
   SECTION 9.04      Right of Trustee to Rely on Documents.................62
   SECTION 9.05      Preservation and Inspection of Documents..............63
   SECTION 9.06      Compensation..........................................63
   SECTION 9.07      The Tender Agent......................................63
   SECTION 9.08      Removal or Resignation of Tender Agent;
                     Qualification of Successors...........................63
   SECTION 9.09      Qualifications of Remarketing Agent; Resignation;
                     Removal...............................................64
   SECTION 9.10      Construction of Ambiguous Provisions..................65


ARTICLE X - MODIFICATION OR AMENDMENT OF THIS INDENTURE....................66
   SECTION 10.01     Amendments Permitted..................................66
   SECTION 10.02     Effect of Supplemental Indenture......................66
   SECTION 10.03     Trustee  Authorized to Join in  Amendments
                     and  Supplements;  Reliance on Counsel................67


ARTICLE XI - DEFEASANCE....................................................68
   SECTION 11.01     Defeasance............................................68
   SECTION 11.02     Provision for Payment.................................68
   SECTION 11.03     Deposit of Funds for Payment of Bonds.................69
   SECTION 11.04     Survival of Certain Provisions........................70


ARTICLE XII - MISCELLANEOUS................................................71
   SECTION 12.01     Liability of Issuer Limited to Revenues...............71
   SECTION 12.02     Limitation of Liability of Directors, Etc. of Issuer..71
   SECTION 12.03     Covenant Not to Sue...................................71
   SECTION 12.04     Successor is Deemed Included in All References
                     to Predecessor........................................72
   SECTION 12.05     Limitation of Rights to Parties, Bank, Borrower
                     and Bondholders.......................................72
   SECTION 12.06     Waiver of Notice......................................72
   SECTION 12.07     Severability of Invalid Provisions....................72
   SECTION 12.08     Notices...............................................72
   SECTION 12.09     Evidence of Rights of Bondholders.....................74
   SECTION 12.10     Disqualified Bonds....................................75
   SECTION 12.11     Money Held for Particular Bonds.......................75
   SECTION 12.12     Funds.................................................75
   SECTION 12.13     Payments Due on Days other than Business Days.........76
   SECTION 12.14     Execution in Several Counterparts.....................76
   SECTION 12.15     Notices to Rating Agency..............................76
   SECTION 12.16     Governing Law.........................................76

EXHIBIT A         Form of Variable Rate Bond
EXHIBIT B         Form of Fixed Rate Bond
EXHIBIT C         Requisition Form


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                  THIS TRUST INDENTURE, dated as of October 19, 2001, by and between the East Hempfield Township Industrial Development Authority (the "Issuer"), a body corporate and politic and a public instrumentality of the Commonwealth of Pennsylvania organized and existing under the Act (which capitalized term and all other capitalized terms and phrases used in this Indenture, including the following recitals and granting clauses, shall have the meanings set forth in Section 1.01 of this Trust Indenture), and Allfirst Bank (the "Trustee"), a bank duly organized and existing under the laws of the State of Maryland and authorized to accept and execute trusts of the character herein set out, with a corporate trust office located in the City of Harrisburg, Dauphin County, Pennsylvania, as trustee.

                                                  WITNESSETH:

                  WHEREAS, the Issuer is authorized under the Act to acquire, hold, construct, improve, maintain, own, finance, lease in the capacity of lessor or lessee, or sell industrial, commercial and other projects for the public purpose of alleviating unemployment, maintaining employment at a high level and creating and developing business opportunities, by the construction, improvement, rehabilitation, revitalization and financing of industrial, commercial and specialized facilities in the Commonwealth; and

                  WHEREAS, the Issuer, to accomplish the purposes of the Act, is empowered to extend credit to such employment promoting enterprises in the name of the Issuer and in such manner as it may deem proper, for such consideration and upon such terms and conditions as the Issuer shall deem reasonable; and

                  WHEREAS, the Borrower has requested that the Issuer provide a portion of the funds to finance the Project; and

                  WHEREAS, the Issuer has determined that it shall undertake the financing of the Project pursuant to the provisions and requirements of the Act; and

                  WHEREAS, the Issuer has, by resolution of its Board duly adopted on July 23, 2001, authorized the issuance of the Bonds for the purpose of financing a portion of the costs of the Project; and

                  WHEREAS, the Borrower has caused Allfirst Bank, to deliver an irrevocable direct pay Letter of Credit to the Trustee, under which the Trustee shall draw funds with which to pay the principal, interest, purchase price and redemption price of the Bonds as the same become due and payable upon maturity, optional redemption, sinking fund redemption, tender for purchase or acceleration upon an event of default, all as more fully set forth herein and in the Bonds; and

                  WHEREAS, the Borrower shall reimburse the Bank for all amounts drawn under the Letter of Credit pursuant to the Letter of Credit Agreement; and

                  WHEREAS, the Issuer has entered into the Loan Agreement with the Borrower, wherein the Issuer will loan the proceeds of the Bonds to the Borrower and wherein the Borrower agrees, among other things, to make certain loan payments to the Issuer, all as set forth in the Loan Agreement; and

                  WHEREAS, the Issuer has determined to assign, transfer, and pledge unto the Trustee, as trustee under this Indenture, all right, title, and interest of the Issuer in and to the Loan Agreement and sums payable thereunder, except the Unassigned Issuer's Rights; and

                  WHEREAS, the Issuer is authorized by the Act to borrow money, and the Issuer deems it necessary to borrow money under and pursuant to provisions of this Indenture for the purposes of, among other things, financing the costs and expenses of the Project (all in accordance with applicable law) and of carrying out its obligations under the terms of the Loan Agreement, and, for that end, the Issuer has duly authorized and directed the issuance, sale and delivery of the Bonds to be issued as fully registered bonds; and to secure payment of the principal thereof and the interest and premium, if any, thereon and the performance and observance of the covenants and conditions herein contained, the Issuer has authorized the execution and delivery of this Indenture; and

                  WHEREAS, execution and delivery of this Indenture and the issuance of the Bonds hereunder and under the Act have been duly and validly authorized by resolution of the Board of the Issuer duly adopted prior to such execution and delivery; and

                  WHEREAS, all acts and things necessary to make the Bonds, when authenticated by the Trustee and issued as in this Indenture provided, the valid, binding, and legal obligations of the Issuer in accordance with their terms, and to constitute this Indenture the valid and binding agreement for the security of the Bonds, have been done and performed.

                                        GRANTING CLAUSES AND AGREEMENTS

                  NOW, THEREFORE, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and of the purchase and acceptance of the Bonds issued and sold by the Issuer under this Indenture by those who shall own the same from time to time, and of the sum of one dollar, lawful money of the United States of America, duly paid to the Issuer by the Trustee at or before the execution and delivery of this Indenture, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of fixing and declaring the terms and conditions upon which the Bonds are to be executed, authenticated, issued, delivered and accepted by all Persons who shall from time to time be or become owners thereof, and in order to secure the payment of the principal of, premium (if any) and interest on, and purchase price of, the Bonds according to their tenor and effect and the performance and observance by the Issuer of all the covenants expressed or implied herein and in the Bonds and the payment and performance of all other of the Issuer's obligations, the Issuer does hereby grant, bargain, sell, convey, pledge and assign, without recourse, unto the Trustee and unto its successors in the trust forever, and grants to the Trustee and to its successors in the trust, a security interest in all of the following:

                                             GRANTING CLAUSE FIRST

                  All right, title and interest of the Issuer in and to the Loan Agreement and the security granted thereunder and under the Collateral Documents and the Bond Documents, other than the Unassigned Issuer's Rights, including, but not limited to (i) the obligation of the Borrower under Section 3.03 of the Loan Agreement to make payments at such times and in such amounts as are necessary to pay the principal of, interest on, and redemption premium, if any, with respect to the Bonds and the purchase price thereof when due and payable upon tender of the Bonds for purchase in accordance with their terms, (ii) the present and continuing right to make claim for, collect, receive and receipt for any of the sums, amounts, income, revenues, issues and profits and any other sums of money payable or receivable under the Loan Agreement, the Collateral Documents and the other Bond Documents (except for amounts payable in respect of the Unassigned Issuer's Rights), (iii) the present and continuing right to bring actions and proceedings thereunder or for the enforcement thereof, and (iv) the present and continuing right to do any and all things which the Issuer is or may become entitled to do under the Loan Agreement, the Collateral Documents and the other Bond Documents.

                                            GRANTING CLAUSE SECOND

                  All right, title and interest of the Issuer in and to all money and securities from time to time held by the Trustee under the terms of this Indenture; provided, however, that in consideration of the issuance of the Letter of Credit by the Bank, the Issuer hereby grants a security interest in the Project Fund to the Bank in order to secure payment of the obligations of the Borrower under the Letter of Credit Agreement, the rights of the Bank therein being subject and subordinate to the rights of the Trustee so long as any amount due in respect of the Bonds remains unpaid.

                                             GRANTING CLAUSE THIRD

                  Any and all other property rights and interests of every kind and nature from time to time hereafter by delivery or by writing of any kind granted, bargained, sold, alienated, demised, released, conveyed, assigned, transferred, mortgaged, pledged, hypothecated or otherwise subjected hereto, as and for additional security herewith, by the Borrower or any other Person on its behalf or with its written consent or by the Issuer or any other Person on its behalf or with its written consent, and the Trustee is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms of this Indenture.

                  THE BONDS AND THE ISSUER'S COVENANTS UNDER THIS INDENTURE ARE SPECIAL, LIMITED OBLIGATIONS OF THE ISSUER, PAYABLE SOLELY FROM THE REVENUES AND OTHER MONEY PLEDGED THEREFOR DESCRIBED HEREIN AND IN THE LOAN AGREEMENT, AND ARE NOT IN ANY MANNER GENERAL OBLIGATIONS OF THE ISSUER OR OBLIGATIONS OF ANY KIND OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF, AND NEITHER THE GENERAL CREDIT OF THE ISSUER NOR THE GENERAL CREDIT OR THE TAXING POWER OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF IS PLEDGED FOR THE PAYMENT OF THE BONDS OR THE PERFORMANCE OF THE ISSUER'S COVENANTS UNDER THIS INDENTURE. NEITHER THE BONDS NOR THIS INDENTURE SHALL BE OR BE DEEMED AN OBLIGATION OF THE COMMONWEALTH OF PENNSYLVANIA OR ANY POLITICAL SUBDIVISION THEREOF. THE OBLIGATIONS TO REIMBURSE THE BANK FOR DRAWS MADE UNDER THE LETTER OF CREDIT AND OTHER OBLIGATIONS UNDER THE LETTER OF CREDIT AGREEMENT ARE SOLELY OBLIGATIONS OF THE BORROWER.

                  TO HAVE AND TO HOLD all and singular the Trust Estate with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be, to the Trustee and its successors in trust, forever.

                  IN TRUST NEVERTHELESS, under and subject to the terms and conditions hereinafter set forth, (a) for the equal benefit, protection and security of the owners of any and all of the Bonds, all of which regardless of the time or times of their issuance or maturity shall be of equal rank, without preference, priority or distinction of any of the Bonds over any other thereof, except as otherwise provided in or pursuant to this Indenture, (b) for securing the observance and performance of the Issuer's obligations and all other conditions, promises, stipulations, agreements, terms and provisions of this Indenture and the uses and purposes herein expressed and declared, and (c) for the benefit of the Bank.

                  PROVIDED, HOWEVER, that if the Issuer, its successors or assigns, well and truly pays, or causes to be paid, the principal of the Bonds issued hereunder and the premium (if any) and interest due or to become due thereon, and the purchase price due and payable upon tender thereof, at the times and in the manner mentioned in the Bonds and as provided herein, according to the true intent and meaning thereof, and shall cause the payments to be made into the Bond Fund as required under Article VI of this Indenture, or shall provide, as permitted hereby, for payment thereof in accordance with Article XI of this Indenture, and shall well and truly keep, perform and observe all of the covenants and conditions pursuant to the terms of this Indenture and all other of the Issuer's obligations to be kept, performed and observed, and shall pay or cause to be paid to the Trustee all sums of money due or to become due in accordance with the terms and provisions of this Indenture, then upon such final payments or deposits as provided in Article XI of this Indenture, and upon the termination of the Loan Agreement, the right, title and interest of the Trustee in and to the Trust Estate shall cease, terminate and be void, and the Trustee shall thereupon assign, transfer, and turn over the Trust Estate to the Bank; provided, that if the Trustee shall have received written evidence from the Bank that all obligations of the Borrower under the Letter of Credit Agreement have been satisfied and that the Letter of Credit Agreement has been terminated, or if no Bank shall then exist, the Trust Estate shall be assigned, transferred and turned over to the Borrower; and the Trustee shall execute and deliver to the Issuer, the Bank and the Borrower, as appropriate, such instruments in writing as shall be requisite to evidence such transfer of the Trust Estate. Upon the Trustee's assignment, transfer and turning over to the Bank or the Borrower, as appropriate, of the Trust Estate pursuant to the provisions of Article XI of this Indenture, the Trustee shall have no further duties, responsibilities or obligations under and pursuant to this Indenture, except as may be provided in said Article.

                  AND IT IS EXPRESSLY DECLARED that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all of the Trust Estate hereby pledged is to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes hereinafter expressed, and the Issuer has agreed and covenanted and intending to be legally bound does hereby agree and covenant with the Trustee and with the respective Owners from time to time of the Bonds, or any part thereof as follows:

                                    ARTICLE I

         DEFINITIONS: CONTENT OF CERTIFICATES AND OPINIONS; TIME OF DAY


                  SECTION 1.01 Definitions. Unless the context otherwise requires, the terms and phrases defined in this Section shall, for all purposes of this Indenture, the recitals to, this Indenture, any indenture supplemental to this Indenture and any certificate, opinion or other document herein mentioned, have the meanings specified in this Article.

                  "Accountant" means any firm of independent certified public accountants (not an individual) selected by the Borrower and acceptable to the Bank.

                  "Act" means the Economic Development Financing Law of the Commonwealth, the Act of August 23, 1967, P.L. 251, as amended and supplemented, 73 P.S.ss.ss.371 et seq.

                  "Additional Payments" means any payments required to be made by the Borrower pursuant to the Loan Agreement which are not required to be (i) applied to the payment of scheduled debt service on the Bonds or (ii) reimbursed to the Bank for money drawn on the Letter of Credit to pay debt service on the Bonds.

                  "Administrative Expenses" means those expenses of the Issuer and the Bank which are properly chargeable to the Borrower on account of the Bonds and the Bond Documents as administrative expenses under Generally Accepted Accounting Principles and include, without limiting the generality of the foregoing, the following: (a) fees and expenses of the Trustee, the Tender Agent, the Issuer, the Bank and the Placement Agent; and (b) fees and expenses of professional advisors to the Issuer, the Bank, the Trustee, the Tender Agent and the Placement Agent reasonably necessary and fairly attributable to the Project, the Facility or the Bonds, including without limiting the generality of the foregoing, fees and expenses of counsel to the Issuer, the Trustee, the Tender Agent, the Bank or the Placement Agent.

                  "Authorized Borrower Representative" an authorized officer of the Borrower, or any other Person designated as an authorized representative of the Borrower by a Certificate of the Borrower signed by an authorized officer of the Borrower and filed with the Trustee.

                  "Available Money" means (i) money derived from drawings under the Letter of Credit, (ii) money held by the Trustee in funds and accounts established under this Indenture for a period of at least 91 days and not commingled with any money so held for less than said 91 day period, provided that during and prior to such period no petition in bankruptcy was filed by or against the Borrower or the Issuer under the Bankruptcy Code or any applicable state bankruptcy or insolvency law, unless such petition was dismissed and all applicable appeal periods have expired without an appeal having been filed,
(iii) investment income derived from the investment of money described in clauses (i) or (ii) of this definition, or (iv) any other money, if the Trustee and the Bank have received an opinion of Bankruptcy Counsel to the effect that payment of the principal, interest, purchase price or redemption price of the Bonds, as applicable, with such money would not, in the event of bankruptcy of the Issuer, the Borrower, any affiliate of the Borrower or other payor, constitute a voidable preference under the Bankruptcy Code or any applicable state bankruptcy or insolvency law.

                  "Bank" means, initially, Allfirst Bank, a banking corporation duly organized and existing under the laws of the State of Maryland and duly authorized to do business in the Commonwealth of Pennsylvania, as issuer of the Letter of Credit, and its lawful successors and assigns in that capacity, and, if a Substitute Letter of Credit is issued and outstanding, the issuer of such Substitute Letter of Credit and its lawful successors and assigns in that capacity.

                  "Bankruptcy Code" means the Federal Bankruptcy Code, 11 U.S.C.ss.101 et seq., as amended and supplemented from time to time.

                  "Bankruptcy Counsel" means Counsel experienced in matters relating to the Bankruptcy Code who is not unacceptable to the Trustee or S&P.

                  "Bond" shall mean a Bond of a particular series of the Bonds authorized for issuance hereunder.

                  "Bond Counsel" means Rhoads & Sinon LLP, Harrisburg, Pennsylvania, or such other attorney at law or firm of attorneys at law of nationally recognized standing in matters pertaining to bonds issued by states and their political subdivisions (including the status of the interest paid thereon for federal income tax purposes), duly admitted to the practice of law before the highest court of any state, district or territory of the United States of America.

                  "Bond Documents" means any or all of the Loan Agreement, this Indenture, the Tender Agent Agreement, the Remarketing Agreement and all documents, certificates and instruments executed in connection therewith.

                  "Bond Fund" means the fund created in Section 6.01 of this Indenture.

                  "Bond Register" means the books and records, whether in printed or electronic form, maintained by the Bond Registrar for the purpose of recording ownership, transfer of ownership, and exchange of Bonds.

                  "Bond Registrar" means, initially, the Trustee or the Tender Agent, acting in the capacity of bond registrar or co-bond registrar for the Bonds, and, if at any time another bank, bank and trust company, trust company or national banking association shall be appointed by the Issuer to succeed the Trustee or the Tender Agent in such capacity, such successor bond registrar for the Bonds.

                  "Bonds" means the Variable Rate Demand/Fixed Rate Revenue Bonds, Series of 2001 (Herley Industries, Inc. Project) authorized for issuance hereunder in the maximum aggregate principal amount of $3,000,000 and shall refer to all of them unless otherwise expressly stated or unless the context clearly otherwise requires.

                  "Borrower" means Herley Industries, Inc., a business corporation organized and existing under laws of the State of Delaware, with its principal office at 3061 Industry Drive, Lancaster, Pennsylvania 17603.

                  "Building" shall mean the 71,200 square foot existing building located at 3061 Industry Drive, Lancaster, Pennsylvania, to be improved by the Project Facilities with the proceeds of the Bonds as part of the Project.

                  "Business Day" shall mean any day other than (i) a Saturday or Sunday, or (ii) a legal holiday on which banking institutions in the city in which the Principal Corporate Trust Office of the Trustee or the Tender Agent is located, or the city in which the principal office of the Bank is located are authorized or required by law to close, or (iii) a day on which the New York Stock Exchange is closed; provided, however, that on or prior to the Conversion Date, any day on which banking institutions in the city in which the Delivery Office of the Tender Agent is located are authorized or required by law to close shall also not be a "Business Day."

                  "Certificate," "Statement," "Request," "Requisition" and "Order" means (a) with respect to the Issuer, a written certificate, statement, request, requisition or order signed in the name of the Issuer by an Issuer Officer, or (b) with respect to the Borrower, a written certificate, statement, request, requisition or order signed by an Authorized Borrower Representative of the Borrower. Any such instrument and supporting opinions or representations, if any, may, but need not, be combined in a single instrument with any other instrument, opinion or representation, and the two or more so combined shall be read and construed as a single instrument. If and to the extent required by
Section 1.02 of this Indenture, each such instrument shall include the statements provided for in such Section 1.02.

                  "Certified Resolution of the Issuer" means a copy of a resolution of the Issuer Board certified by the Secretary or the Assistant Secretary of the Issuer, or other officer serving in a similar capacity, under its corporate seal, to have been duly adopted by the Issuer Board and to be in full force and effect as of the date of such certification.

                  "Certified Resolution of the Borrower" means a copy of the resolution or other appropriate action of the Borrower certified by an Authorized Borrower Representative of the Borrower, to have been duly adopted by the governing body of the Borrower or an appropriate committee thereof and to be in full force and effect as of the date of such certification.

                  "Clearing Fund" means the fund established by that name pursuant to Section 3.03 of this Indenture.

                  "Closing Date" means the date on or after execution and delivery of the Loan Agreement and the other Bond Documents upon which a series of the Bonds is issued and delivered.

                  "Code" means the Internal Revenue Code of 1986, as amended, and all regulations promulgated thereunder.

                  "Collateral" means all of the rights and assets of the Borrower or any other Person in which the Issuer or the Trustee is now or hereafter granted a lien or security interest to secure the performance of (i) the Borrower's obligations under the Loan Agreement or any of the Bond Documents or (ii) the obligations of the Issuer hereunder or under the Bonds.

                  "Collateral Documents" means all documents (if any) executed and delivered or to be executed and delivered under which the Issuer or the Trustee is granted a lien or security interest in any of the rights and assets of the Borrower or any other Person in order to secure the performance of the Borrower's obligations under the Loan Agreement or any other Bond Documents or the obligations of the Issuer hereunder or under the Bonds.

                  "Commonwealth" means the Commonwealth of Pennsylvania.

                  "Completion Date" means the date of completion of the Project, as that date shall be certified as provided in Section 2.03 of the Loan Agreement.

                  "Conversion Date" means the Business Day, on or after October 19, 2001, selected as the day on which the interest rate on the Bonds shall be converted from the Variable Rate to the Fixed Rate pursuant to the exercise of the Conversion Option.

                  "Conversion Option" means the option granted to the Borrower in Section 5.01 of this Indenture, pursuant to which the interest rate on Bonds may be converted from the Variable Rate to the Fixed Rate as of the Conversion Date.

                  "Cost" or "Costs" means any cost in respect of the Project permitted to be financed with proceeds of the Bonds under the Act and the Code.

                  "Counsel" means an attorney-at-law or law firm (who may be counsel for the Borrower or for the Issuer) not unsatisfactory to the Trustee.

                  "Debt Service Requirements," means, with respect to the Bonds and with reference to a particular, specified period:

                           (a) amounts required to be paid into any mandatory sinking fund account for Bonds during such period; and

                           (b) amounts needed to pay the principal of Bonds maturing during such period and not to be redeemed prior to maturity from amounts on deposit in any mandatory sinking fund or similar bond redemption or retirement account (including redemptions required under the terms of the Letter of Credit Agreement); and

                           (c) interest payable on Bonds during such period, excluding capitalized interest and interest payable from amounts on deposit with the Trustee and available for payment thereof.

                  "Delivery Office" means the office of the Tender Agent designated by it in the Tender Agent Agreement as the place where Bonds shall be tendered for purchase or such other office of the Tender Agent as it may from time to time designate for such purpose by written notice to the Owners of Bonds, the Trustee, the Bank, the Remarketing Agent and the Issuer.

                  "Demand Purchase Notice" means a notice delivered pursuant to subparagraph (i) of Section 5.04 of this Indenture.

                  "Demand Purchase Option" means the option granted to Owners of Bonds to require that Bonds be purchased prior to the Conversion Date in accordance with the terms and conditions set forth in Section 5.04 of this Indenture.

                  "Determination Date" means, with respect to any Variable Rate Bonds, each Friday or, if such Friday is not a Business Day, the next succeeding Business Day.

                  "Determination of Taxability" means a determination that interest on the Bonds is includible in the gross income of the Holder thereof (if such Holder is other than a "substantial user" of the Facility or a "related person" to such a "substantial user," within the meaning of Section 147(a) of the Code); a "Determination of Taxability" shall be deemed to have been made upon the earliest of any of the following dates:

                           (i) the date on which the Borrower files with the
                  Trustee a statement to the effect that an Event of Taxability has occurred, if such statement is supported by one or more tax schedules, returns or documents that disclose that such an Event of Taxability has occurred;

                           (ii) the date on which the Borrower or the Trustee is
                  advised by private ruling, technical advice or any other written communication from any authorized official of the Internal Revenue Service that, based upon any filing of the Borrower or any other person or entity, or upon any review or audit of the Borrower or any other person or entity, or upon any other grounds whatsoever, an Event of Taxability has occurred;

                           (iii) the date on which the Trustee or the Borrower
                  is advised that a court of competent jurisdiction has issued a final order, declaration, ruling or judgment to the effect that an Event of Taxability has occurred;

                           (iv) the date on which the Trustee receives written
                  notice from any Owner of Bonds that such Owner has received a written assertion or claim by any authorized official of the Internal Revenue Service that an Event of Taxability has occurred; or

                           (v) the date on which the Trustee is notified that
                  the Internal Revenue Service has issued any private ruling, technical advice or any other written communication, with or to the effect that an Event of Taxability has occurred with respect to the Bonds;

provided, however, that (a) no Determination of Taxability described in either clause (i) or clause (v) of this definition shall be deemed to have occurred unless the Trustee shall have received a written opinion of Bond Counsel who is satisfactory to the Bank and the Borrower and not unsatisfactory to the Trustee, in form and substance satisfactory to the Bank and the Borrower and not unsatisfactory to the Trustee, to the effect that an Event of Taxability has occurred; and (b) no Determination of Taxability described in any of clauses
(i), (ii), (iii), (iv) or (v) of this definition shall be deemed to have occurred until 180 days shall have elapsed from the date described in such clause above without such Determination of Taxability having been rescinded or canceled.

                  "DTC" means The Depository Trust Company.

                  "Event of Default" means any of the events specified in
Section 8.01 of this Indenture.

                  "Event of Taxability" means, with respect to any Bond, a change of law or regulation, or the interpretation thereof, or the occurrence of any other event or the existence of any other circumstances (including without limitation the fact that any representations or warranties of the Borrower or the Issuer made in connection with the issuance of the Bonds is or was untrue or that a covenant of the Borrower has been breached) that has the effect of causing interest payable on any Bond to be includable in gross income for federal income tax purposes under Section 103 of the Code other than by reason that such interest (i) is includable in the gross income of an owner or former owner of any Bond while such owner or former owner is or was a "substantial user" or a "related person" to a "substantial user" (as such terms are used in Section 147(a)(1) of the Code) of the Facility or (ii) is deemed an item of tax preference, including without limitation an item subject to any alternative minimum tax.

                  "Fiscal Year" means the period of twelve (12) consecutive months beginning January 1 of each year, or such other period of twelve consecutive months established by the Borrower as its fiscal year.

                  "Facility" means, collectively, the Property, the building, fixtures, equipment, machinery and other facilities located or to be located on the Property, including the Project Facilities acquired, constructed, installed, purchased or refinanced, in whole or in part, with the proceeds of the Bonds as part of the Project.

                  "Fixed Rate" means the interest rate in effect on any Bonds from and after the Conversion Date, as said rate is determined in accordance with Section 2.02(D) of this Indenture.

                  "Fixed Rate Bonds" means Bonds that bear interest at the Fixed Rate.

                  "Fixed Rate Period" means the period during which Bonds bear interest at the Fixed Rate.

                  "Generally Accepted Accounting Principles" means those accounting principles applicable in the preparation of financial statements of business corporations or governmental authorities, as appropriate, as promulgated by the Financial Accounting Standards Board or such other body recognized as authoritative by the American Institute of Certified Public Accountants or any successor thereto.

                  "Government Obligations" means direct obligations of (including obligations issued or held in book entry form), or obligations the principal of and interest on which are unconditionally guaranteed as to full and timely payment by, the United States of America.

                  "Indenture" means this Indenture, as originally executed or as it may be supplemented, modified or amended from time to time by any Supplemental Indenture or Supplemental Indentures.

                  "Interest Payment Date" means, with respect to the Bonds, (a) prior to the Conversion Date, the first Business Day of every calendar month, commencing November 1, 2001, and (b) from and after the Conversion Date, the first day of the sixth month following the Conversion Date and each anniversary thereof and the first date of the twelfth month following the Conversion Date and each anniversary thereof.

                  "Investment Securities" means any of the following which at the time are legal investments under the laws of the Commonwealth for the money held under this Indenture then proposed to be invested:

                           (i)      Government Obligations;

                           (ii) bonds, debentures, notes or other evidences of
                  indebtedness issued by any agency or other governmental or other government-sponsored agencies which may be hereafter created by the United States of America, provided, however, that the full and timely payment of the securities issued by each such agency or government sponsored agency is secured by the full faith and credit of the United States of America;

                           (iii) certificates of deposit of, or time deposits in
                  the Trustee, and in any bank or savings and loan association having securities rated at the time of purchase or acquisition in one of the three highest rating categories of Moody's or S&P ;

                           (iv) certificates which evidence ownership of the
                  right to the payment of the principal of and interest on obligations described in clauses (i) or (ii) of this definition, provided that such obligations are held in the custody of a bank or trust company acceptable to the Trustee in a special account separate from the general assets of such custodian;

                           (v) state and municipal obligations which are rated
                  at the time of purchase in one of the two highest rating categories of Moody's or S&P and the interest on which is not includable in gross income for federal income tax purposes;

                           (vi) guaranteed investment contracts or other similar
                  financial instruments with a commercial bank, insurance company or other financial institution whose long term debt obligations are rated at the time of purchase in one of the three highest rating categories by Moody's;

                           (vii) any investment approved in writing by the Bank
                  and S&P ;

                           (viii) securities of the type described in clauses
                  (i) or (ii) of this definition purchased under or otherwise subject to an agreement by a registered broker/dealer subject to the Securities Investors Protection Corporation jurisdiction or a financial institution insured by the Federal Deposit Insurance Corporation to purchase the same from the Trustee on a future date or dates at a determinable price, if such broker/dealer or financial institution has an uninsured, unsecured and unguaranteed obligation rating at the time of purchase of "P1" or "A-3" or better by Moody's and "A-1" or "A-" or better by S&P, provided: (1) a master repurchase agreement or specific written repurchase agreement governs the transaction; (2) the obligations are held by the Trustee (or an independent third party acting solely as agent for the Trustee, provided that such third party agent (A) is a Federal Reserve Bank or a bank that is a member of the Federal Deposit Insurance Corporation and has combined capital, surplus, and undivided profits of not less than $50,000,000 and (b) has provided written confirmation to the Trustee that it holds such securities solely as agent for the Trustee and free of any lien or claims of any third party) free and clear of any lien or claims by a third party; (3) a perfected security interest under the Uniform Commercial Code or the book-entry procedures prescribed at 31 CFR 306.1 et seq. or 31 CFR 350.0 et seq. is created in such securities for the benefit of the Trustee (or for the benefit of such independent third party as agent for the Trustee); and (4) the applicable repurchase agreement provides that the underlying securities shall be valued at least monthly and that the fair market value of the underlying securities in relation to the amount of the repurchase obligation, including principal and interest, shall at all times of valuation be equal to at least 103%, failing which the Trustee shall be authorized to sell the underlying securities;

                           (ix) money  market  funds  investing  in  Investment
                                Securities  of  the  kind specified in clauses
                                (i), (ii) or (v) of this definition;

                           (x) commercial paper that is rated at the time of
                  purchase in the single highest classification, "A-1+" by S&P and "P-1" by Moody's, and that matures not more that 270 days after the date of purchase; and

                           (xi) any other investment, security or obligation
                  constituting a permitted investment under applicable law for the particular funds involved, provided that such investment, security or obligation is rated in one of the three highest rating categories of Moody's or S&P or the Bank consents to the investment of such funds in such security or obligation.

                  "Issuance Costs" means costs of issuing or carrying Bonds, including underwriter's spread or placement agent's placement fee; fees of bond counsel, underwriter's or placement agent's counsel, Issuer's counsel, Borrower's counsel and other specialized counsel incurred in connection with the issuance of Bonds or the borrowing of the proceeds thereof by the Borrower; financial advisor fees incurred in connection with the borrowing; rating agency fees, trustee fees, paying agent and certifying and authenticating agent fees related to issuance of Bonds; accountant fees related to issuance of Bonds; printing costs (for Bonds and of preliminary and final offering or disclosure materials); costs incurred in connection with the required public approval process (including costs for advertising public hearings and meetings and conducting the same); and costs of engineering and feasibility studies necessary to the issuance of Bonds (as opposed to such studies related solely to completion of the Project, and not to the financing), but not bond insurance premiums or credit enhancement fees (including qualified fees of Bank counsel) to the extent that the same are qualified to be treated as interest expense under federal tax regulations relating to the Bonds.

                  "Issuer" means the East Hempfield Township Industrial Development Authority, an industrial and commercial development authority organized and existing under the Act, and its successors and assigns.

                  "Issuer Board" means the governing body of the Issuer at any given time.

                  "Issuer Officer" means the Chairman, Vice Chairman, Secretary or Assistant Secretary and, when used with reference to an act or document, also means any other Person authorized by resolution of the Issuer to perform such act or sign such document.

                  "Leases" means any and all leases and subleases which are in effect on the Closing Date and which may be hereafter executed in connection with, or for, the use and occupancy of the Facility (or any part thereof), together with any and all supplements thereto .

                  "Letter of Credit" means the irrevocable direct pay letter of credit issued by the Bank relating to the Bonds pursuant to the provisions of the Letter of Credit Agreement, or, in the event of delivery of a Substitute Letter of Credit, such applicable Substitute Letter of Credit.

                  "Letter of Credit Agreement" means the Letter of Credit Agreement, dated for convenience as of October 19, 2001, between the Borrower and Allfirst Bank, as issuer of the initial Letter of Credit, as the same may be amended or supplemented, and any other, similar agreement subsequently entered into by the Borrower and the Bank in connection with the issuance of any Substitute Letter of Credit, and all amendments and supplements thereto, whichever shall at the time be in effect.

                  "Letter of Credit Termination Date" means the later of (i) the date upon which the Letter of Credit shall expire or terminate pursuant to its terms, or (ii) the date to which the expiration or termination of such Letter of Credit may be extended, from time to time, either by extension or renewal of the existing Letter of Credit or the issuance and delivery of a Substitute Letter of Credit to the Trustee.

                  "Letter of Credit" shall mean all letters of credit at any time issued with respect to Bonds and outstanding pursuant to the Letter of Credit Agreement.

                  "Loan Agreement" means the Loan Agreement, dated as of October 19, 2001, between the Issuer and the Borrower, together with all supplements thereto made and delivered in accordance with the terms and provisions thereof and of this Indenture.

                  "Maturity Date" means October 1, 2021.

                  "Maximum Rate" means the lesser of twelve percent (12%) per annum or the highest rate permitted by applicable law.

                  "Mandatory Tender Date" means a date upon which Bonds are subject to mandatory tender in accordance with terms of Section 5.03 hereof.

                  "Mandatory Tender Notice" means the notice required to be given in connection with a mandatory tender of Bonds in accordance with provisions of Section 5.03 hereof.

                  "Moody's" means Moody's Investors Service, a corporation organized and existing under the laws of the State of Delaware, its successors and assigns, or, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, any other nationally recognized securities rating agency designated by the Issuer with the approval of the Borrower.

                  "Net Proceeds", when used with respect to any insurance proceeds or any condemnation award (including any amount received as consideration for a deed in lieu of condemnation), means the amount remaining after deducting all expenses (including attorneys' fees and disbursements) incurred in the collection of such proceeds or award from the gross amount of such insurance proceeds or condemnation award.

                  "Obligation Termination Date" means the date on which the Bank delivers to the Trustee a certificate to the effect that all obligations owing to the Bank under the Letter of Credit Agreement have been paid in full.

                  "Officers' Certificate" means, with respect to the Issuer, a certificate duly executed by its Chairman, Vice Chairman, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer or Authorized Officer under its corporate seal and, with respect to the Borrower, a certificate duly executed by an Authorized Borrower Representative of the Borrower, whether or not under its corporate seal.

                  "Opinion of Counsel" means a written opinion of Counsel selected by the Issuer, the Borrower or the Trustee, as the context shall indicate. If and to the extent required by the provisions of Section 1.02 of this Indenture, each Opinion of Counsel shall include in substance the statements provided for in such Section 1.02.

                  "Optional Tender Date" means a date upon which Bonds are subject to tender for purchase at the option of the Holders thereof in accordance with provisions of Section 5.04 hereof.

                  "Outstanding" means, when used as of any particular time with reference to Bonds and subject to the provisions of Section 12.10, all Bonds theretofore, or thereupon being, authenticated and delivered by the Trustee under this Indenture, except (1) Bonds theretofore canceled by the Trustee or surrendered to the Trustee for cancellation; (2) Bonds with respect to which all liability of the Issuer shall have been discharged in accordance with Section 11.02, including Bonds (or portions of Bonds) referred to in Section 12.10; and
(3) Bonds for the transfer or exchange of which, or in lieu of or in substitution for which, other Bonds shall have been authenticated and delivered by the Trustee pursuant to this Indenture.

                  "Owner," "Holder" or "Bondholder" means, with respect to any Bond, the Person in whose name ownership of such Bond is registered on the Bond Register.

                  "Person" means an individual, corporation, firm, association, partnership, trust, or other legal entity or group of entities, including a governmental entity or any agency or political subdivision thereof.

                  "Placement Agent" means Allfirst Bank acting through its Capital Markets Division.

                  "Pledge Agreement" means (i) the Pledge and Security Agreement, dated October 19, 2001, by and between the Bank and the Borrower, as the same may be amended or supplemented, or (ii) any similar agreement subsequently entered into by the Borrower and the issuer of a Substitute Letter of Credit, and all amendments and supplements thereto, whichever shall at the time be in effect.

                  "Pledged Bonds" means any Bonds which shall, at the time, be held in pledge for the benefit of the Bank by the Pledged Bonds Custodian pursuant to the Pledge Agreement.

                  "Pledged Bonds Custodian" means the Tender Agent, acting as custodian for the Pledged Bonds under the terms and conditions of the Pledge Agreement, or such other bank or bank and trust company at the time serving as successor to the Tender Agent in such capacity.

                  "Principal Corporate Trust Office" means the corporate trust office of the Trustee located at 213 Market Street, Harrisburg, Pennsylvania, 17101 Attention: Corporate Trust Department, or such other office of the Trustee as the Trustee may from time to time designate by written notice to the Owners of Bonds, the Tender Agent, the Bank, the Remarketing Agent and the Issuer as the place where Bonds shall be presented or surrendered to the Trustee for payment, exchange or transfer.

                  "Project" means the acquisition, construction and installation of the Project Facilities; and the payment of related costs and expenses, including a portion of the costs of issuance of the Bonds, together with any additional undertakings to be financed in whole or in part with the proceeds of the Bonds under the terms and conditions set forth in Section 5.03 of the Loan Agreement or any amendment or supplement to the Loan Agreement duly executed in accordance with the terms hereof and of the Loan Agreement.

                  "Project Facilities" means the acquisition of approximately one-half (1/2) acre of land located at 3061 Industry Drive, Lancaster, Pennsylvania and the construction of a 15,000 foot addition to the Building and fixtures, equipment and other facilities and the purchase of new Equipment to be installed therein by or on behalf of the Borrower for use by (i) the Borrower in its microwave components and systems manufacturing operations, and (ii) by any of the Affiliated Companies in its manufacturing operations, to be used as a Manufacturing Facility, acquired, constructed, installed, purchased or refinanced in part with the proceeds of the Bonds, as part of the Project.

                  "Project Fund" means the fund established by that name pursuant to Article VI of this Indenture.

                  "Property" means land located at 3061 Industry Drive, in the Township of East Hempfield, Lancaster County, Pennsylvania, and building improvements thereon suitable for the manufacture of products by the Borrower, to be improved further by the Project Facilities, as more fully described in the Loan Agreement, the Letter of Credit Agreement, and the Collateral Documents.

                  "Purchase Date" means (a) with respect to the mandatory tender of Bonds for purchase in connection with an exercise of a Conversion Option, the date established as the Conversion Date in accordance with the provisions of
Section 5.01, (b) with respect to any mandatory tender for purchase pursuant to
Section 5.03 in connection with the delivery of a Substitute Letter of Credit, the Substitution Date, and (c) with respect to an optional tender for purchase of a Variable Rate Bond by the Owner thereof, the Business Day designated by such Owner as the date for purchase of such Bond (or the designated portion thereof) in the Demand Purchase Notice delivered in accordance with Section 5.04.

                  "Purchase Price" means an amount equal to 100% of the principal amount of any Bond tendered or deemed tendered for purchase pursuant to Sections 5.01, 5.03 or 5.04 of this Indenture, plus accrued and unpaid interest thereon to the applicable Purchase Date.

                  "Rating Agency" means Moody's, when the Bonds are rated by Moody's, and S&P, when the Bonds are rated by S&P.

                  "Rebate Consultant" shall mean a firm of investment bankers, a financial advisory firm, a law firm, a certified public accountant, or a firm of certified public accountants which is not unsatisfactory to the Borrower, the Issuer or the Trustee and which is experienced in the calculation of amounts required to be rebated to the United States under Section 148(f) of the Code.

                  "Rebate Fund" means the fund by that name established pursuant to the provisions of Section 6.13 of this Indenture.

                  "Record Date" means, as to each series of Bonds, with respect to any Interest Payment Date on or prior to the Conversion Date for such series, the Business Day next preceding such Interest Payment Date and, with respect to any Interest Payment Date after a Conversion Date, the fifteenth (15th) calendar day next preceding such Interest Payment Date.

                  "Remarketing Agent" means, initially, Allfirst Bank, in its capacity as remarketing agent for the Bonds under the terms of the Indenture, and from time to time such other Person or Persons, singly or collectively, as may have been duly appointed by the Borrower and approved in writing by the Issuer to serve as remarketing agent or successor remarketing agent for the Bonds and at the time serving in such capacity.

                  "Remarketing Agreement" means the Bond Placement and Remarketing Agreement, dated as of October 19, 2001, by and between the Allfirst Bank, with respect to the remarketing of Bonds tendered for purchase in accordance with this Indenture, as the same may be amended or supplemented, and any other, similar agreement subsequently entered into between the Borrower and the Remarketing Agent, and all amendments and supplements thereto, whichever shall at the time be in effect.

                  "Revenues" means all amounts received by the Issuer, or by the Trustee for the account of the Issuer, pursuant or with respect to the Loan Agreement, and all amounts received by the Issuer or by the Trustee with respect to the Letter of Credit, including without limiting the generality of the foregoing, payments under the Loan Agreement (including both timely and delinquent payments and late charges, irrespective of the source from which paid), prepayments, insurance proceeds, condemnation proceeds, and all interest, profits or other income derived from the investment of amounts in any fund or account established pursuant to this Indenture (exclusive of the Rebate Fund).

                  "Series Issue Date" means the date on which the Bonds are issued and delivered to the original purchaser(s) in exchange for the purchase price thereof.

                  "S&P" means Standard & Poor's Corporation, a division of The McGraw-Hill Companies, its successors and assigns, or, if such organization shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, such securities rating agency as shall be designated by the Issuer with the approval of the Borrower.

                  "Special Interest Payment Date" means, with respect to the payment of any overdue interest on Bonds, the date established by the Trustee for the payment of such overdue interest.

                  "Special Record Date" means the record date for the payment of overdue interest on Bonds established by notice mailed by the Trustee on behalf of the Issuer not less than fifteen (15) days preceding such Special Record Date and not less than twenty (20) days, but not more than thirty (30) days, prior to the Special Interest Payment Date. Such notice shall be mailed to the Persons in whose name the Bonds are registered at the close of business of the Trustee on the fifth (5th) day preceding the date of mailing.

                  "Substitute Bank" means a commercial bank, bank and trust company, national bank, savings and loan association or savings bank organized and doing business in the United States or a branch or agency of a foreign commercial bank located and doing business in the United States and subject to regulation by state or federal banking regulatory authorities.

                  "Substitute Letter of Credit" means a letter of credit delivered to the Trustee in accordance with Section 4.07 of the Loan Agreement in substitution for any Letter of Credit then outstanding with respect to any series of Bonds that (i) is issued by the Bank or a Substitute Bank the long-term unsecured debt of which shall then have been assigned a credit rating by Moody's of not lower than the lower of the then current rating on the Bonds and "Aa3," (ii) replaces any existing Letter of Credit, (iii) is dated no later than the date of the expiration or replacement of the Letter of Credit for which the same is to be substituted, (iv) expires on a date which is at least ten (10) days after an Interest Payment Date for the Bonds, (v) has a term of at least one year; and (vi) is issued with substantially identical terms and conditions as the then existing Letter of Credit, except that the stated amount of the Substitute Letter of Credit shall equal the sum of (A) the aggregate principal amount of Bonds of the series to which it relates at the time Outstanding, plus
(B) an amount equal to (i) prior to the Conversion Date for such series, interest computed at the Maximum Rate on all Bonds of that series at the time Outstanding for the minimum number of days required by Moody's to maintain the then-current rating on such Bonds; and (ii) from and after the Conversion Date, interest for the minimum number of days required by the Rating Agency to maintain the then-current rating on such Bonds (or if the then current rating is a short-term rating, the comparable long-term rating) computed at the Fixed Rate on all Bonds at the time Outstanding.

                  "Substitution Date" shall mean the date on which the Borrower delivers a Substitute Letter of Credit to the Trustee in accordance with the terms and conditions of Section 4.07 of the Loan Agreement.

                  "Supplemental Indenture" means any indenture hereafter duly authorized and entered into between the Issuer and the Trustee supplementing, modifying or amending this Indenture, but only if and to the extent that such Supplemental Indenture is specifically authorized hereunder.

                  "Surety" or "Sureties" means, collectively, HMS Investments, Inc., Herley Wireless Technologies, Inc., Terrasat, Inc., General Microwave
Corporation, General Microwave Israel, Ltd., and General Microwave Israel Corporation, each a business corporation affiliated with the Borrower.

                  "Tax Compliance Agreement" means the Tax Compliance Agreement and Certificate, dated as of October 19, 2001, by and among the Issuer, the Borrower, the Sureties and the Trustee, with respect to the Bonds.

                  "Tender Agent" means Allfirst Bank and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor Tender Agent at the time serving as successor Tender Agent hereunder and under the Tender Agent Agreement.

                  "Tender Agent Agreement" means the Tender Agent Agreement, dated for convenience as of October 19, 2001, among the Borrower and the Trustee, as tender agent for the Bonds, as the same may be amended or supplemented, and any other, similar agreement subsequently entered into between the Borrower and the Tender Agent, and all amendments and supplements thereto which shall at the time be in effect.

                  "Tender Date" means a Mandatory Tender Date or an Optional Tender Date, as applicable.

                  "Trust Estate" means all property rights and interests transferred, assigned, or otherwise pledged to the Trustee and the Bank pursuant to the Granting Clauses of this Indenture, excluding, however, the money on deposit from time to time in the Rebate Fund pursuant to Section 6.13 of this Indenture.

                  "Trustee" means Allfirst Bank, a bank duly organized and existing under the laws of the State of Maryland and authorized to accept and execute trusts of the character herein set out, with a corporate trust office located in the City of Harrisburg, Dauphin County, Pennsylvania, as trustee, and its successors in the trust hereunder.

                  "Unassigned Issuer's Rights" means the Issuer's rights to receive payment of its Administrative Expenses and Additional Payments (to the extent payable directly to the Issuer) and the Issuer's rights to indemnification.

                  "Undelivered Bonds" means any Bonds subject to purchase pursuant to Sections 5.01, 5.03 or 5.04 of this Indenture which the Owners have failed to deliver for purchase on the applicable Purchase Date in accordance with the terms and provisions of such Sections.

                  "United States" means the United States of America.

                  "Unremarketed Bonds" means Bonds which have been purchased pursuant to Sections 5.01, 5.03 or 5.04 of this Indenture but which have not been remarketed.

                  "Variable Rate" means a variable rate of interest equal to the minimum interest rate necessary, in the sole judgment of the Remarketing Agent, to sell the Variable Rate Bonds on the applicable Determination Date at a price equal to the principal amount thereof, exclusive of any accrued interest, as such rate of interest is determined for each Weekly Period, beginning with the Weekly Period commencing on the Series Issue Date and ending with the Weekly Period ending on the day preceding the Conversion Date for the Bonds, in accordance with Section 2.02(C) of this Indenture.

                  "Variable Rate Bonds" means Bonds which bear interest at the Variable Rate.

                  "Weekly Period" means the seven-day period commencing on Friday and ending on, and including, Thursday of the following calendar week, except that the first Weekly Period with respect to each series of the Bonds shall commence on the Series Issue Date and end on and include the following Thursday, and (ii) the last Weekly Period preceding a Conversion shall end on, and include, the last day prior to the Conversion Date.

                  SECTION 1.02 Content of Certificates and Opinions. The Trustee may, but shall not be obligated to, require that every certificate or opinion provided for in this Indenture with respect to compliance with any provision of this Indenture shall include (1) a statement to the effect that the Person making or giving such certificate or opinion has read such provision and the definitions herein relating thereto; (2) a brief statement as to the nature and scope of the examination or investigation upon which the certificate or opinion is based; (3) a statement to the effect that such Person has made or caused to be made such examination or investigation as is necessary, in such Person's opinion, to enable such Person to express an informed opinion with respect to the subject matter referred to in the instrument to which such Person's signature is affixed; (4) a statement of the assumptions upon which such certificate or opinion is based, and that such assumptions are reasonable; and
(5) a statement as to whether, in the opinion of such Person, such provision has been complied with.

                  Any such certificate or opinion made or given by an officer of the Issuer or the Borrower may be based, insofar as it relates to legal or accounting matters, upon a certificate or opinion of or representation by Counsel or an Accountant, unless such officer knows, or in the exercise of reasonable care should have known, that the certificate, opinion or representation with respect to the matters upon which such certificate or statement may be based, as aforesaid, is erroneous. Any such certificate or opinion made or given by Counsel or an Accountant may be based, insofar as it relates to factual matters (with respect to which information is in the possession of the Issuer or the Borrower as the case may be) upon a certificate or opinion of or representation by an officer of the Issuer or the Borrower, unless such Counsel or Accountant knows, or in the exercise of reasonable care should have known, that the certificate or opinion or representation with respect to the matters upon which such Person's certificate or opinion or representation may be based, as aforesaid, is erroneous. The same officer of the Issuer or the Borrower, or the same Counsel or Accountant, as the case may be, need not certify to all of the matters required to be certified under any provision of this Indenture, but different officers, Counsel or Accountants may certify to different matters, respectively.

                  SECTION 1.03 Time of Day. In this Indenture and in the Bonds, all references to any time of the day shall refer to Eastern Standard Time or Eastern Daylight Saving Time, as in effect in the City of Baltimore, Maryland, on such day, unless otherwise specified.

                  SECTION 1.04 Interpretation. (a) Unless the context otherwise indicates, words expressed in the singular shall include the plural and vice versa and the use of the neuter, masculine, or feminine gender is for convenience only and shall be deemed to mean and include the neuter, masculine or feminine gender, as appropriate.

                           (b) Headings  of  Articles  and  Sections  and the
table of contents of this Indenture are solely for convenience of reference, do not constitute a part of this Indenture and shall not affect the meaning, construction or effect of this Indenture.

                           (c) All  references  herein to "Articles," "Sections"
and other subdivisions are to the corresponding Articles, Sections or subdivisions of this Indenture; the words "herein," "hereof," "hereby," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or subdivision of this Indenture.

                           (d) Whenever in this  Indenture  it is required  that
notice be provided to the Bank or that consent of the Bank be obtained, such provisions shall be effective only when (i) the Letter of Credit is in effect or
(ii) the Bank, in its capacity as provider of the Letter of Credit, is the Owner of any Bonds.

                                                  ARTICLE II

                                                   THE BONDS


                  SECTION 2.01 Authorization of Bonds; Bonds Equally and Ratably Secured. There is authorized for issuance under this Indenture, for the purpose of financing a portion of the costs of the Project, a series of bonds, in the maximum aggregate principal amount of $3,000,000, comprised of the Bonds. No additional bonds may be issued under this Indenture.

                  Subject to the terms of this Indenture with respect to any sinking, purchase, redemption or analogous fund or account, and to the specific terms of the Letter of Credit, all Bonds issued and Outstanding shall in all respects be equally and ratably secured by this Indenture and the Trust Estate, without preference, priority or distinction on account of the date or dates thereof, the date or dates of registration or authentication thereof, the actual time or times of issuance thereof, or the maturity thereof, so that all Bonds at any time issued and Outstanding hereunder shall have the same right, lien and preference under and by virtue of this Indenture and shall be equally and ratably secured hereby.

                  SECTION 2.02      Terms of Bonds; Interest on the Bonds.

                           (A)      Denominations;  Numbers;  Dates;  Certain
Terms.  The Bonds shall be issued
only in fully registered form. Prior to a Conversion Date, Bonds in a series may be issued only in denominations of $100,000 principal amount or any integral multiple of $5,000 principal amount in excess of $100,000. From and after a Conversion Date, the Bonds of such series may be issued in denominations of $5,000 principal amount or any integral multiple of $5,000. Unless the Issuer shall otherwise direct, the Bonds shall be lettered "VR," shall be numbered consecutively from 1 upward, without regard to denominations or maturity dates, and shall set forth on the face thereof, in the place provided for inserting the interest rate, the words "Weekly Variable Rate" or words to like effect, and the Fixed Rate Bonds shall be lettered "FR," shall be numbered consecutively from 1 upward, without regard to denominations or maturity dates, and shall set forth on the face thereof, in the place provided for inserting the interest rate, the applicable Fixed Rate determined in accordance with the provisions of this Indenture. The Bonds shall be dated as of the Series Issue Date, shall be stated to mature on the Maturity Date and shall be subject to redemption prior to maturity upon the terms and conditions set forth in the Bonds and in this Indenture. The Variable Rate Bonds shall also be subject to tender for purchase upon the terms and conditions set forth in the Variable Rate Bonds and in this Indenture.

                           (B)      Payment of  Interest.  (i)  Interest on each
of the Bonds shall be payable
from the Interest Payment Date next preceding the date of registration and authentication of such Bond, unless: (a) such Bond is registered and authenticated as of an Interest Payment Date, in which event such Bond shall bear interest from such Interest Payment Date; or (b) such Bond is registered and authenticated after a Record Date (hereinafter defined) and before the next succeeding Interest Payment Date, in which event such Bond shall bear interest from such Interest Payment Date; or (c) such Bond is registered and authenticated on or prior to the Record Date next preceding the first Interest Payment Date following the Series Issue Date, in which event such Bond shall bear interest from the Series Issue Date, if such Bond is a Variable Rate Bond, or from the Conversion Date, if such Bond is a Fixed Rate Bond; or (d) as shown by the records of the Trustee (hereinafter defined), interest on such Bond shall be in default, in which event such Bond shall bear interest from the date to which interest was last paid on such Bond.

                                    (ii)    Interest  on each of the Bonds shall
be payable  on each  Interest
Payment Date to the Person who is the Owner of such Bond as of the close of business of the Bond Registrar on the Record Date preceding the applicable Interest Payment Date, by check mailed to the address of such Owner as shown on the Bond Register; provided, however, that interest shall be paid on such Bond by wire transfer to an account of the Owner in the United States, if such Owner is the Bank, Depository Trust Company or its nominee or a successor securities depository or if such Owner is the registered owner of Bonds in an aggregate principal amount of $1,000,000 or more and shall have made a written request for wire payment of interest to the Trustee at least fifteen (15) calendar days prior to the Interest Payment Date. Such a request may state that it will remain in effect for subsequent interest payments until amended or revoked by written notice to the Trustee; provided, however, that no such request shall remain valid following a transfer of ownership of the Bond or Bonds to which it relates. Any interest that is not timely paid or duly provided for shall cease to be payable to the Person in whose name such Bond is registered as of the regular Record Date for the payment of such interest, and shall be payable, on the Special Interest Payment Date established for payment of such interest, to the Person in whose name such Bond (or any Bond issued in exchange therefor or upon transfer thereof) is registered at the close of business of the Bond Registrar on the Special Record Date.

                           (C)      Variable  Rate.  (i) All  Bonds  shall  bear
interest  initially  at  the
Variable Rate, subject to conversion on a Conversion Date to a Fixed Rate in accordance with the terms of Section 5.01. The Variable Rate shall be determined for each Weekly Period as follows: No later than 9:30 a.m. on each Determination Date, the Remarketing Agent shall determine the Variable Rate for the Weekly Period commencing on such Determination Date as the minimum interest rate necessary, in its sole judgment, to sell the Bonds on the Determination Date at a price equal to the principal amount thereof, exclusive of any accrued interest. The Variable Rate shall be determined by the Remarketing Agent weekly and shall be effective on each Friday for the Weekly Period beginning on such day. Anything herein to the contrary notwithstanding, the Variable Rate shall in no event exceed the Maximum Rate.

                                    (ii)    The  Remarketing  Agent shall advise
 the  Trustee of the  Variable
Rate by telephone (confirmed by telecopy to the Trustee) at or before 10:00 a.m. on each Determination Date. Upon request of any Bondholder, the Remarketing Agent shall also notify such Bondholder of the Variable Rate so determined.

                                    (iii)   If for any  reason  the  interest
 rate on the Bonds for any Weekly
Period is not determined by the Remarketing Agent in accordance with (C)(i) above, or a court holds that the Variable Rate established in accordance with
(C)(i) above is invalid or unenforceable, the Variable Rate for the Bonds shall be (a) for the first Weekly Period in which the Variable Rate is not so determined by the Remarketing Agent or is so held invalid or unenforceable, a rate per annum equal to the Variable Rate that was applicable to the Bonds for the immediately preceding Weekly Period and (b) for each Weekly Period thereafter, a rate per annum equal to 85% of the interest rate per annum for 30-day commercial paper having a rating of A-2/P-2 as reported in The Wall Street Journal on each Determination Date.

                                     (iv)   The  determination  of the Variable
  Rate shall be  conclusive  and
binding upon the Owners of the Bonds, the Issuer, the Trustee, the Remarketing Agent, the Borrower and the Bank, and no Owner of Bonds shall be given notice thereof, unless such Owner shall file with the Trustee a written request to receive notice of the Variable Rate so determined from time to time.

                           (D)      Fixed  Rate.  Bonds  shall bear  interest
  at the Fixed Rate from and after
the Conversion Date until the applicable maturity date of such Bonds. The Fixed Rate shall be the fixed annual interest rate on such Bonds established by the Remarketing Agent as the minimum rate of interest at which the Remarketing Agent has received commitments on or prior to the fifth (5th) Business Day preceding the Conversion Date to purchase all the Outstanding Bonds of such series on the Conversion Date at a price of par, without discount or premium (or, if the Borrower does not elect to rescind its election to exercise the Conversion Option after receiving notice from the Remarketing Agent that it has not obtained firm commitments to purchase all of the Bonds of such series, as provided in Section 5.01, the fixed annual rate of interest at which the Remarketing Agent has obtained firm commitments to purchase such Bonds at par).

                           (E)      Computation of  Interest.  All  computations
 of interest at a Variable Rate
shall be based on the actual number of days elapsed and a year of 365 or 366 days, as appropriate; and all computations of interest at the Fixed Rate shall be based on a 360-day year of twelve 30-day months.

                           (F)      Place of Payment of Principal. The principal
 of the Bonds,  when due for
payment upon maturity, upon any call for redemption, or upon a declaration of acceleration following an Event of Default, shall be payable upon surrender of the Bonds to the Trustee at its Principal Corporate Trust Office.

                           (G)      Place of Payment of  Purchase  Price.  The
  Purchase  Price of Bonds,  when
due upon tender for purchase in accordance with the terms thereof and of this Indenture, shall be payable upon tender of the applicable Bonds to the Tender Agent at its Delivery Office.

                           (H)      Payment in Lawful Money.  All payments of
 principal,  interest,  redemption
price and purchase price with respect to the Bonds shall be payable in lawful money of the United States of America.

                  SECTION 2.03 Execution of Bonds. The Bonds shall be executed in the name and on behalf of the Issuer with the manual or facsimile signature of its Chairman or Vice Chairman and attested by the manual or facsimile signature of its Secretary or Assistant Secretary, and the seal of the Issuer shall be impressed or imprinted on the Bonds by facsimile or otherwise. If any officer of the Issuer who shall have signed or attested any of the Bonds shall cease to be such officer before the Bonds so signed or attested shall have been authenticated or delivered by the Trustee or issued by the Issuer, such Bonds may nevertheless be authenticated, delivered and issued and, upon such authentication, delivery and issue, shall be as binding upon the Issuer as though such officer had continued to be such officer. Also, any Bond may be signed and attested on behalf of the Issuer by any such individual who shall be the proper officer of the Issuer on the actual date of execution or attestation of such Bond, although such individual was not or is not such officer of the Issuer as of the date of the Bond.

                  SECTION 2.04 Authentication. (a) The Issuer hereby appoints the Trustee and the Tender Agent as co-authenticating agents for the Bonds.

                           (b)      No Bond shall be valid or  obligatory
  for any  purpose or  entitled to any
security or benefit under this Indenture unless and until a certificate of authentication on such Bond, substantially in the form set forth in Exhibit A or B to this Indenture, as appropriate, shall have been duly executed by the Trustee or by the Tender Agent, acting as authenticating agent, and such executed certificate of authentication upon any such Bond shall be conclusive evidence that such Bond has been authenticated and delivered under this Indenture. The certificate of authentication on any Bond shall be deemed to have been executed by the Trustee or the Tender Agent if signed by an authorized signatory of the Trustee or the Tender Agent, as the case may be, but it shall not be necessary that the same signatory execute the certificate of authentication on all of the Bonds.

                           (c)      If any  Bond  is  deemed  tendered  to the
  Tender  Agent  as  provided  in
Sections 5.01, 5.03 or 5.04 of this Indenture but is not physically delivered to the Tender Agent, the Issuer shall execute and the Trustee or the Tender Agent shall authenticate a new Bond of like tenor as that deemed tendered.

                  SECTION 2.05 Form of Bonds. The Variable Rate Bonds and the certificate of authentication to be endorsed thereon shall be substantially in the forms set forth in Exhibit A attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture and applicable law. The Fixed Rate Bonds and the certificate of authentication to be endorsed thereon shall be in substantially the forms set forth in Exhibit B attached hereto, with appropriate variations, omissions and insertions as permitted or required by this Indenture and applicable law.

                  SECTION 2.06 Ownership of Bonds; Transfer of Ownership. The Issuer, the Trustee and the Tender Agent shall deem and treat the Person in whose name ownership of a Bond is registered upon the Bond Register as the owner of such Bond for all purposes and shall not be bound by any notice to the contrary. A transfer of ownership of a Bond shall be recorded upon the Bond Register upon surrender of such Bond for transfer to the Trustee at its Principal Corporate Trust Office, accompanied by a written instrument of transfer, in form and with guaranty of signature satisfactory to the Trustee or the Tender Agent, as appropriate, duly executed by the Owner of such Bond or such Owner's duly authorized attorney or legal representative.

                  Whenever any Bond shall be surrendered for transfer, the Issuer shall execute and the Bond Registrar shall authenticate and deliver a new Bond or Bonds of the same tenor for a like aggregate principal amount. The Bond Registrar shall require the Person requesting such transfer to pay any tax or other governmental charge required to be paid with respect to such transfer, and may in addition require the payment of a reasonable sum to cover expenses incurred by the Issuer or the Bond Registrar in connection with such transfer.

                  During the Fixed Rate Period for a series of Bonds, the Bond Registrar shall not be required to transfer ownership of any Bond of that series during the period beginning fifteen (15) calendar days before the mailing of notice of redemption calling such Bond or any portion of such Bond for redemption and ending on the redemption date.

                  SECTION 2.07 Exchange of Bonds. Bonds may be exchanged at the Principal Corporate Trust Office of the Trustee for a like aggregate principal amount of Bonds of the same tenor of other authorized denominations. The Trustee shall require the Bondholder requesting such exchange to pay any tax or other governmental charge required to be paid with respect to such exchange, and may in addition require the payment of a reasonable sum to cover expenses incurred by the Issuer or the Trustee in connection with such exchange.

                  During the Fixed Rate Period for a series of Bonds, the Bond Registrar shall not be required to transfer ownership of any Bond of that series during the period beginning fifteen (15) calendar days before the mailing of notice of redemption calling such Bond or any portion of such Bond for redemption and ending on the redemption date.

                  SECTION 2.08 Bond Registrar and Co-Bond Registrar. The Trustee is hereby appointed the Bond Registrar of the Issuer and the Tender Agent is hereby appointed the Co-Bond Registrar of the Issuer. The Trustee or the Tender Agent, as the case may be, will keep or cause to be kept sufficient books for the registration of ownership and transfer of ownership of the Bonds. The Bond Registrar and any Co-Bond Registrar may establish reasonable regulations for the registration of transfer of the ownership of Bonds.

                  SECTION 2.09 Temporary Bonds. The Bonds may be issued in temporary form exchangeable for definitive Bonds when ready for delivery. Any temporary Bond may be printed, lithographed or typewritten, shall be of such denomination as may be determined by the Issuer, shall be in fully registered form without coupons and may contain such reference to any of the provisions of this Indenture as may be appropriate. Every temporary Bond shall be executed by the Issuer and be authenticated by the Trustee or the Tender Agent, as the case may be, upon the same conditions and in substantially the same manner as the definitive Bonds. If the Issuer issues temporary Bonds it will execute and deliver definitive Bonds as promptly thereafter as practicable, and thereupon the temporary Bonds may be surrendered for cancellation, in exchange therefor at the Principal Corporate Trust Office of the Trustee, and the Trustee shall authenticate and deliver, in exchange for such temporary Bonds, an equal aggregate principal amount of definitive Bonds of like tenor in authorized denominations. Until so exchanged, the temporary Bonds shall be entitled to the same benefits under this Indenture as definitive Bonds authenticated and delivered hereunder.

                  SECTION 2.10 Bond Mutilated, Lost, Destroyed or Stolen. If any Bond shall become mutilated, the Issuer, at the expense of the Holder of said Bond, shall execute and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor in exchange and substitution for the Bond so mutilated, but only upon surrender to the Trustee of the Bond so mutilated. Every mutilated Bond so surrendered to the Trustee shall be canceled by it and delivered to, or upon the order of, the Issuer. If any Bond shall be lost, destroyed or stolen, evidence of such loss, destruction or theft may be submitted to the Issuer and the Trustee and, if such evidence be satisfactory to both and indemnity satisfactory to them both shall be given, the Issuer, at the expense of the Holder, shall execute, and the Trustee shall thereupon authenticate and deliver, a new Bond of like tenor in lieu of and in substitution for the Bond so lost, destroyed or stolen (or if any such Bond shall have matured or shall be about to mature, instead of issuing a substitute Bond, the Trustee may pay the same without surrender thereof). The Issuer may require payment by the Holder of a sum not exceeding the actual cost of preparing each new Bond issued under this Section and of the expenses which may be incurred by the Issuer and the Trustee in connection therewith. Any Bond issued under the provisions of this Section in lieu of any Bond alleged to be lost, destroyed or stolen shall constitute an original, additional contractual obligation on the part of the Issuer whether or not the Bond so alleged to be lost, destroyed or stolen be at any time enforceable by anyone, and shall be entitled to the benefits of this Indenture with all other Bonds secured by this Indenture.

                  SECTION 2.11 Cancellation and Destruction of Surrendered Bonds. All Bonds surrendered for payment or redemption and all Bonds purchased with money available for that purpose in any funds established under this Indenture, shall, at the time of such payment or redemption, be canceled and destroyed by the Trustee. The Trustee shall deliver to the Issuer certificates of destruction with respect to all Bonds destroyed in accordance with this Section.

                  SECTION 2.12 Acts of Bondholders; Evidence of Ownership. Any action to be taken by Bondholders may be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Bondholders or their legal representatives duly appointed in writing. The fact and date of the execution by any Person of any such instrument may be proved by acknowledgment before a notary public or other officer empowered to take acknowledgements or by an affidavit of a witness to such execution. Any action by the Holder of any Bond shall bind all future Holders of the same Bond in respect of any thing done or suffered by the Issuer or the Trustee in pursuance thereof.

                  SECTION 2.13 CUSIP Number. The Issuer, for the convenience of the Owners of Bonds, may cause CUSIP (Committee on Uniform Security Identification Procedures) numbers to be printed on the Bonds. No representation shall be made as to the correctness or accuracy of such numbers, either as printed on such Bonds or as contained in any notice of redemption, and the Issuer shall have no liability of any sort with respect thereto. No reliance with respect to any redemption notices with respect to any Bond may be placed on the CUSIP identification number printed in such notices or on the Bond.

                  SECTION 2.14      Book-entry System for the Bonds.
                                    -------------------------------

                           (a)      Notwithstanding  the foregoing  provisions
 of this Article,  each series of
the Bonds shall initially be issued in the form of one fully-registered bond for the aggregate principal amount of the Bonds of each series and maturity, which Bonds shall be registered in the name of Cede & Co., as nominee of DTC. Except as provided in paragraph (g) below, all of the Bonds shall be registered in the Bond Register in the name of Cede & Co., as nominee of DTC; provided that if DTC shall request that the Bonds be registered in the name of a different nominee, the Trustee shall exchange all or any portion of the Bonds for an equal aggregate principal amount of Bonds registered in the name of such nominee or nominees of DTC. No person other than DTC or its nominee shall be entitled to receive from the Issuer or the Trustee either a Bond or any other evidence of ownership of the Bonds, or any right to receive any payment in respect thereof, unless DTC or its nominee shall transfer record ownership of all or any portion of the Bonds on the Register in connection with discontinuing the book-entry system as provided in paragraph (g) below or otherwise.

                           (b)      So long as any  Bonds  are  registered  in
 the  name of DTC or any  nominee
thereof, all payments of the principal or redemption price of or interest on such Bonds shall be made to DTC or its nominee in accordance with the Letter of Representation on the dates provided for such payments under this Indenture. Each such payment to DTC or its nominee shall be valid and effective to fully discharge all liability of the Issuer or the Trustee with respect to the principal or redemption price of or interest on the Bonds to the extent of the sum or sums so paid. In the event of the redemption of less than all of the Bonds outstanding of any maturity, the Trustee shall not require surrender by DTC or its nominee of the Bonds so redeemed, but DTC (or its nominee) may retain such Bonds and make an appropriate notation on the Bond certificate as to the amount of such partial redemption; provided that DTC shall deliver to the Trustee, upon request, a written confirmation of such partial redemption and thereafter the records maintained by the Trustee shall be conclusive as to the amount of the Bonds of such maturity which have been redeemed.

                           (c)      The Issuer and the Trustee  may treat DTC
 (or its  nominee) as the sole and
exclusive owner of the Bonds registered in its name for the purposes of payment of the principal or redemption price of or interest on the Bonds, selecting the Bonds or portions thereof to be redeemed, giving any notice permitted or required to be given to Holders under this Indenture, registering the transfer of Bonds, obtaining any consent or other action to be taken by Holders and for all other purposes whatsoever; and neither the Issuer nor the Trustee shall be affected by any notice to the contrary. Neither the Issuer nor the Trustee shall have any responsibility or obligation to any participant in DTC, any person claiming a beneficial ownership interest in the Bonds under or through DTC or any such participant, or any other person which is not shown on the Register as being a Holder, with respect to (1) the Bonds, (2) the accuracy of any records maintained by DTC or any such participant, (3) the payment by DTC or any such participant of any amount in respect of the principal or redemption price of or interest on the Bonds, (4) any notice which is permitted or required to be given to Holders under this Indenture, (5) the selection by DTC or any such participant of any person to receive payment in the event of a partial redemption of the Bonds, and (6) any consent given or other action taken by DTC as Holder.

                           (d)      So long as the Bonds or any portion  thereof
 are  registered in the name of
DTC or any nominee thereof, all notices required or permitted to be given to the Holders of such Bonds under this Indenture shall be given to DTC as provided in the Letter of Representation.

                           (e)      In  connection  with any notice or other
  communication  to be  provided to
Holders pursuant to this Indenture by the Issuer or the Trustee with respect to any consent or other action to be taken by Holders, DTC shall consider the date of receipt of notice requesting such consent or other action as the record date for such consent or other action, provided that the Issuer or the Trustee may establish a special record date for such consent or other action. The Issuer or the Trustee shall give DTC notice of such special record date not less than fifteen (15) calendar days in advance of such special record date to the extent possible.

                           (f)      At or prior to  settlement  for each  series
 of the  Bonds,  the Issuer and
the Trustee shall execute, or signify their approval of, a Letter of Representation applicable to such series of Bonds. Any successor Trustee shall, in its written acceptance of its duties under this Indenture, agree to take any actions necessary from time to time to comply with the requirements of the Letter of Representation.

                           (g)      The  book-entry  system for  registration of
 the ownership of Bonds may be
discontinued at any time if either (1) after notice to the Issuer and the Trustee, DTC determines to resign as securities depository for the Bonds, or (2) after notice to DTC and the Trustee, the Issuer determines that continuation of the system of book-entry transfers through DTC (or through a successor securities depository) is not in the best interests of the Issuer. In either of such events (unless in the case described in clause (2) above, the Issuer appoints a successor securities depository), the Bonds shall be delivered in registered certificate form to such persons, and in such maturities and principal amounts, as may be designated by DTC, but without any liability on the part of the Issuer or the Trustee for the accuracy of such designation. Whenever DTC requests the Issuer and the Trustee to do so, the Issuer and the Trustee shall cooperate with DTC in taking appropriate action after reasonable notice to arrange for another securities depository to maintain custody of certificates evidencing the Bonds.

                           (h)      Anything herein to the contrary
  notwithstanding, so long as any Bonds are registered in the name of DTC or any nominee thereof, (i) in connection with any optional tender of such Bonds bearing interest at a Variable Rate, the beneficial owners of such Bonds are responsible for submitting the Demand Purchase Notice to the Remarketing Agent only, and (ii) in the definitions of "Determination of Taxability" and "Event of Taxability" in Article I, the terms "Holder," "Owner," or "owner" (when used with reference to ownership of Bonds) shall be deemed to refer to the beneficial owners of such Bonds.

                           (i)      Upon remarketing of Bonds in accordance with
  Section 5.07,  payment of the
purchase price thereof shall be made to DTC and no surrender of certificates is expected to be required. Such sales shall be made through DTC participants (which may include the Remarketing Agent) and the new beneficial owners of such Bonds shall not receive delivery of Bond certificates. DTC shall transmit payment to DTC participants, and DTC participants shall transmit payment to beneficial owners whose Bonds were purchased pursuant to a remarketing. Neither the Issuer, the Trustee nor the Remarketing Agent is responsible for transfers of payment to DTC participants or beneficial owners.

                           (j)      The provisions of this Section are
nevertheless  subject to the provisions
of this Indenture relating to Pledged Bonds.

                                                  ARTICLE III

                                  ISSUANCE OF BONDS; APPLICATION OF PROCEEDS


                  SECTION 3.01 Issuance of the Bonds. At any time after the execution of this Indenture, the Issuer may execute and the Trustee or the Tender Agent shall authenticate and, upon request of the Issuer, deliver the Bonds; provided, however, that the Trustee shall have received a duly executed Letter of Credit applicable to the Bonds satisfying the terms and conditions of
Section 4.06 of the Loan Agreement and such other instruments, documents and certificates as shall be required to be delivered to the Trustee as a condition of closing under the terms of the Remarketing Agreement.

                  SECTION 3.02 Validity of Bonds. The validity of the authorization and issuance of the Bonds is not dependent upon, and shall not be affected in any way by, any proceedings taken by the Issuer or the Trustee with respect to, or in connection with, the Loan Agreement. The recital contained in the Bonds that the same are issued pursuant to the Act and the Constitution and laws of the Commonwealth shall be conclusive evidence of their validity and of compliance with all provisions of law in their issuance.

                  SECTION 3.03 Disposition of Proceeds of Bonds and Other Amounts. The Issuer shall deposit or cause to be deposited with the Trustee, immediately upon receipt thereof, all proceeds derived from the sale of the Bonds, together with any money deposited by the Borrower as an equity contribution to the Project on the applicable Closing Date. The Trustee shall deposit all such amounts in a special fund which the Trustee is hereby directed to establish, to be known as the Clearing Fund, and within the Clearing Fund, in separate, segregated accounts designated "Tax-exempt Proceeds Account," or "Equity Contribution Account," as applicable and in the following order the Trustee shall:

                           (a)      Pay  all  Issuance   Costs  and  fees  for
  qualified   guarantees  of  the
respective series of Bonds (including, without limitation, the Issuer's fee and Administrative Expenses), from the appropriate subaccount of the Clearing Fund to the Persons, for the purposes and in the amounts stated in the Closing Statement delivered to the Trustee on the applicable Closing Date; provided, however, that the total Issuance Costs paid from the proceeds of the Bonds (including any underwriting discount and any amounts paid from money in the Tax-exempt Proceeds Account in the Clearing Fund) shall not exceed an amount equal to two percent (2%) of the initial reoffering price of the Bonds (exclusive of accrued interest), all other Costs of Issuance to be paid from the amounts deposited by the Borrower to the Clearing Fund from the Equity Contribution Account created under Section 6.05 as an equity contribution to the Project.

                           (b)      Reimburse  the Borrower  for Costs of the
 Project  incurred and paid by the
Borrower prior to the applicable Closing Date, as set forth in the Closing Statement; provided, however, that reimbursement shall be made from the Tax-exempt Proceeds Account only for such costs as are Qualified Project Costs of the Project (as such term is defined in the Tax Compliance Agreement); and

                           (c)      Deposit in the  appropriate  accounts in the
  Project  Fund the balance of
the money in the respective accounts in the Clearing Fund, after reserving amounts required to make the payments described in the immediately preceding subparagraphs.

                                                  ARTICLE IV

                                              REDEMPTION OF BONDS


                  SECTION 4.01 Extraordinary and Mandatory Redemption. The Bonds shall be subject to extraordinary and mandatory redemption prior to maturity as follows:

                           (a)      Extraordinary  Redemption.  The  Bonds shall
 be subject to  redemption  by
the Issuer upon written direction of the Borrower in the event (1) the Facility, or any portion thereof, are damaged or destroyed or taken in a condemnation proceeding or a deed of all or any part thereof as given in lieu of condemnation, as provided in Section 6.03 of the Loan Agreement, or (2) the Borrower shall exercise its option to cause the Bonds to be redeemed for any reason as provided in Section 9.02 of the Loan Agreement. If called for redemption at any time pursuant to (1) or (2) above, the Bonds shall be subject to redemption by the Issuer on any Interest Payment Date, in whole or in part, at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

                           (b)      Mandatory Redemption. Bonds shall be subject
to mandatory  redemption as follows:

                                    (1)     in whole, on the Interest Payment
 Date  immediately  preceding the
applicable Letter of Credit Termination Date, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date, if the Trustee shall not have received on or before the fifteenth (15th) Business Day prior to such Interest Payment Date a written commitment from the Bank or a Substitute Bank to issue a Substitute Letter of Credit to be effective on or before the Interest Payment Date immediately preceding the Letter of Credit Termination Date;

                                    (2)     in  whole  or  in  part,  on  any
  Interest   Payment  Date,  at  a
redemption price equal to one hundred percent (100%) of the principal amount thereof being redeemed plus accrued interest to the redemption date, if any proceeds of the sale of the Bonds remain on deposit in the Project Fund established under the Indenture upon completion of the Project, under the conditions specified in this Indenture; and

                                    (3)     in  whole,  on  the  earliest
practicable  date  selected  by  the
Trustee, after consultation with the Borrower, following the occurrence of a Determination of Taxability, but in no event later than one hundred eighty (180) days following the occurrence of such Determination of Taxability, at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date.

                  SECTION 4.02 Optional Redemption. Bonds shall be subject to redemption by the Issuer, at the option of the Borrower, on any Interest Payment Date, in whole or in part (but in part only if the aggregate principal amount of the Outstanding Bonds immediately following such redemption will be at least $100,000), at the redemption price of 100% of the principal amount thereof being redeemed plus accrued interest to the redemption date; provided, however, that in connection with the remarketing of Bonds on a Conversion Date, there may be established such redemption restrictions (including a no-call period and an optional redemption premium or premiums) as may be acceptable to the Borrower with respect to Bonds bearing interest at a Fixed Rate and such restrictions shall be evidenced by an appropriate Supplemental Indenture.

                  Notwithstanding the foregoing, no such optional redemption shall occur for Bonds in a series after the Conversion Date for such series unless there shall be available in the Bond Fund sufficient Available Money to pay all amounts due with respect to such a redemption.

                  SECTION 4.03 Notice of Redemption. Notice of the call for redemption, identifying the Bonds or portions thereof to be redeemed and the redemption price (including the premium, if any), shall be given by the Trustee by mailing a copy of the redemption notice by first class mail at least thirty
(30) days (ten (10) days in the case of a mandatory redemption of Bonds in connection with a termination of the Letter of Credit) but not more than sixty
(60) days prior to the date fixed for redemption to the Owner of each Bond to be redeemed in whole or in part at the address of such Owner as shown on the Bond Register. Such notice shall contain such matters specified in the Bonds for the redemption thereof and shall state that such redemption is conditional upon the receipt of Available Money by the Trustee for such purpose on or prior to the redemption date. Any notice mailed as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice. The Trustee shall deliver a copy of any such redemption notice to the Tender Agent, to the Borrower and to the Remarketing Agent.

                  Any other provision of this Indenture to the contrary notwithstanding, the Issuer or the Borrower may redeem Bonds tendered for purchase on the Conversion Date or a Substitution Date without necessity of notice of redemption being given to any Bondholder, so long as proper notice of mandatory tender of Bonds has been duly given.

                  SECTION 4.04 Interest on Bonds Called for Redemption. Upon the giving of notice of redemption as required by Section 4.03 and the deposit of Available Money with the Trustee, in an amount sufficient to redeem all Bonds so called for redemption, on or prior to the date fixed for redemption, as provided in this Article, interest on the Bonds or portions thereof so called for redemption shall no longer accrue after the date fixed for redemption.

                  SECTION 4.05 Cancellation. All Bonds which have been redeemed shall not be reissued but shall be canceled and destroyed by the Trustee in accordance with Section 2.11 of this Indenture.

                  SECTION 4.06 Partial Redemption of Bonds. (a) If less than all Bonds are to be redeemed, the particular Bonds or portions thereof to be redeemed shall be selected by the Trustee by lot or in such other manner as the Trustee shall deem fair and appropriate, subject, however, to the further provisions of this Section.

                           (b)      Upon  surrender of any Bond for  redemption
 in part only,  the Issuer shall
execute and the Trustee shall authenticate and deliver to the Owner thereof a new Bond or Bonds of like tenor of authorized denominations, in an aggregate principal amount equal to the unredeemed portion of the Bond surrendered. If all or a portion of any Bond tendered for purchase pursuant to Section 5.04 of this Indenture has been selected by the Trustee for redemption, the Tender Agent, upon receipt of such tendered Bond, shall authenticate and redeliver only such portion of the tendered Bond as is not to be redeemed and shall deliver to the tendering Bondholder a copy of the applicable notice of redemption, indicating the portion of the Bond to be redeemed, and upon receipt of funds as provided herein, an amount representing the principal of and interest on the Bonds not called for redemption. The principal of and interest accrued on the Bonds called for redemption shall be paid to such Bondholder on the redemption date. The Tender Agent shall cancel the Bond or such portion thereof tendered for purchase and subject to redemption, and shall deliver a certificate evidencing such cancellation and the canceled Bond to the Trustee.

                           (c)      (i)     If  a  Variable  Rate  Bond  is  of
  a  denomination   larger  than
$100,000, a portion of such Bond (in any integral multiple of $5,000) may be redeemed, but a portion of a Bond shall be redeemed only if the remaining, unredeemed portion of such Bond is in the principal amount of $100,000 or any integral multiple of $5,000 in excess of $100,000.

                                    (ii)    If a Fixed Rate Bond is of a
 denomination  larger than  $5,000,  a
portion of such Bond, in any integral multiple of $5,000, may be redeemed.

                           (d)      Notwithstanding  anything  to the  contrary
  contained  in this  Indenture,
whenever less than all Bonds are to be redeemed, those Bonds which are Pledged Bonds at the time of selection of Bonds for redemption shall be selected for redemption prior to the selection of any other Bonds. If the aggregate principal amount of Pledged Bonds is less than the total amount of Bonds to be redeemed, the Trustee shall select Bonds, other than Pledged Bonds, for redemption in an aggregate principal amount equal to such excess in such manner as the Trustee in its discretion shall deem fair and appropriate.

                  SECTION 4.07 Payment of Redemption Price with Available Money; Bank Consent to Optional Redemption Required. Notwithstanding any provision to the contrary contained in this Indenture, the payment of the principal of, interest on and redemption premium, if any, with respect to the Bonds payable upon redemption thereof shall be made only from Available Money from the sources and in the order provided in Section 6.03 of this Indenture.

                  On the Business Day prior to each date fixed for redemption of Bonds, the Trustee shall draw on the Letter of Credit in an amount sufficient to pay the full redemption price of the Bonds then to be redeemed.

                  So long as the Bank is not in default under the Letter of Credit, no Bonds shall be called for optional redemption without the prior, written consent of the Bank.

                                    ARTICLE V

              CONVERSION OPTION; PURCHASE AND REMARKETING OF BONDS


                  SECTION 5.01 Conversion of Interest Rate on Conversion Date.
(a) The interest rate on the Bonds shall be converted from the Variable Rate to the Fixed Rate upon the Borrower's exercise of the Conversion Option for such series of Bonds in accordance with the provisions of this Section, and such Bonds shall be subject to mandatory tender for purchase by the Owners thereof on such Conversion Date. To exercise the Conversion Option, the Borrower shall notify the Trustee, the Tender Agent, the Bank, the Issuer and the Remarketing Agent at least thirty-five (35) days prior to such Conversion Date of its election to have the interest rate on the Bonds converted to the Fixed Rate, shall direct the Remarketing Agent to fix the proposed Conversion Date and notify the Trustee thereof, and shall direct the Trustee to deliver or mail, by first class mail, at least twenty (20) days but not more than thirty (30) days prior to the Conversion Date, to the Owner of each Bond at the address of such Owner as shown on the Bond Register, a notice stating, in substance, the following:

                           (1)      the proposed Conversion Date;

                           (2)      the existing  Letter of Credit will expire
five (5) Business  Days after the Conversion Date;

                           (3)      unless firm commitments for the purchase of
all Outstanding Bonds have been received or a firm agreement to underwrite the sale of all Outstanding Bonds has been entered into, in either case on or prior to the fifth (5th) Business Day prior to the proposed Conversion Date, the Borrower has the option to rescind its election to convert the interest rate on the Bonds; and

                           (4)      unless the Borrower  elects to rescind its
election to convert the interest rate on the Bonds, all Bonds that have not been remarketed on or prior to the Conversion Date are subject to mandatory purchase on the Conversion Date.

No such notice may be given unless the Trustee first receives (i) an opinion of Bond Counsel to the effect that the proposed conversion of the interest rate on the Bonds will not cause the interest on the Bonds to be includable in gross income of the Bondholders for federal income tax purposes, (ii) an executed, written commitment from the Bank or a Substitute Bank to issue a Substitute Letter of Credit to take effect on the Conversion Date in an amount not less than the aggregate principal amount of the Bonds of such series to remain Outstanding following the Conversion Date plus interest thereon computed at the Fixed Rate for the minimum number of days required by the Rating Agency to maintain the then-current rating on the Bonds, together with the substantial form of such Substitute Letter of Credit, and (iii) a certificate of an Authorized Borrower Representative to the effect that each of the Borrower's representations and warranties made in the Loan Agreement and in any other agreements or certificates given by the Borrower in connection with the issuance of the Bonds remain true and correct in all material respects as of the proposed Conversion Date. Any notice given as provided in this Section shall be conclusively presumed to have been duly given, whether or not the Owner receives the notice.

                           (b)      On or prior to the  Conversion  Date, Owners
of Bonds shall be required to
deliver their Bonds to the Tender Agent for purchase at the Purchase Price on the Conversion Date, and any Undelivered Bonds for the payment of the Purchase Price of which there has been irrevocably deposited in trust with the Trustee or the Tender Agent a sufficient amount of Available Money shall be deemed to have been purchased pursuant to this Section 5.01 and shall be deemed to be no longer Outstanding with respect to such prior Owners.

                  IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE CONVERSION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE OPTIONAL CONVERSION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

                           (c)      Notwithstanding  the foregoing  provisions,
if the  Remarketing  Agent has
not obtained firm commitments for the purchase of all of the Outstanding Bonds of such series on the Conversion Date or entered into or arranged a firm agreement to underwrite or place all of such Outstanding Bonds on the Conversion Date, in either case by the close of business on the fifth (5th) Business Day prior to the proposed Conversion Date, the Remarketing Agent shall give notice of that fact to the Borrower promptly and not later than 12:00 p.m. on the following Business Day (the fourth Business Day prior to the proposed Conversion
Date) and the Borrower, in that event and at its option, may rescind its election to exercise the Conversion Option by giving written notice of rescission to the Remarketing Agent, the Trustee and the Tender Agent by the close of business on the fourth (4th) Business Day prior to the proposed Conversion Date. A copy of such notice of rescission promptly shall be given by the Borrower to the Bank, the Borrower shall direct the Trustee to notify the Owners of such Bonds of such rescission immediately, and the Bonds shall continue to bear interest at the Variable Rate until any subsequent Conversion Date selected in accordance with this Indenture.

                           (d)      If the Borrower  rescinds its  election to
 exercise the  Conversion  Option
in accordance with the terms of the foregoing paragraph, the Letter of Credit then in effect will remain in effect in accordance with its terms.

                           (e)      Bonds are subject to  mandatory  purchase in
 whole on the  Conversion  Date
at a purchase price equal to 100% of the principal amount thereof being purchased, plus accrued interest to the Conversion Date; provided, however, that
(i) all Pledged Bonds for which a commitment to purchase has not been received in connection with a conversion of Bonds to the Fixed Rate shall be redeemed or otherwise paid by the Borrower on or before the Conversion Date; and (ii) no such mandatory purchase shall take place in the event the Borrower exercises its right to rescind the Conversion Option.

                  SECTION 5.02 Delivery of Bonds After Conversion Date. At any time prior to the Record Date preceding the first Interest Payment Date following the Conversion Date, the Trustee or the Tender Agent, as the case may be, shall deliver Fixed Rate Bonds in the form of Exhibit B hereto. Prior to the delivery by the Trustee of such Fixed Rate Bonds, there shall be filed with the Trustee a request and authorization to the Trustee, signed on behalf of the Issuer by its Chairman, Vice Chairman, Secretary, Assistant Secretary or another officer duly authorized by resolution of the Issuer, to authenticate and deliver the Fixed Rate Bonds, as executed by the Issuer, to the purchasers thereof. Such delivery shall be made by the Trustee or the Tender Agent, as the case may be, without making any charge therefor to the purchasers of such Bonds.

                  SECTION 5.03 Mandatory Tender upon Delivery and Acceptance of a Substitute Letter of Credit. Prior to the Conversion Date for each series of Bonds, Bonds are subject to mandatory purchase in whole on the Substitution Date, at a purchase price equal to 100% of the principal amount thereof being purchased, plus accrued interest to the purchase date. The Trustee shall deliver or mail by first class mail, at least ten (10) days but not more than thirty
(30) days prior to the Substitution Date, a notice to the Owner of each Bond at the address of such Owner as shown on the Bond Register, stating, in substance, the following:

                  (1) the Substitution Date;

                  (2) an existing Letter of Credit securing the Bonds will expire five (5) Business Days after the Substitution Date; and

                  (3) if the Borrower satisfies the conditions precedent to delivery of a Substitute Letter of Credit, all Bonds shall be subject to mandatory purchase on the Substitution Date pursuant to this Section 5.03.

No such notice may be given unless the Borrower shall have satisfied the provisions of Section 4.07 of the Loan Agreement. Any notice given as provided in this Section 5.03 shall be conclusively presumed to have been given, whether or not the Owner receives the notice.

                  On or prior to the Substitution Date, the Owners of the Bonds shall be required to deliver their Bonds to the Tender Agent for purchase at the Purchase Price, and any Undelivered Bond for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of Available Money sufficient to pay the Purchase Price shall be deemed to have been purchased pursuant to this Section 5.03 and no longer Outstanding.

                  IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS ON OR PRIOR TO THE SUBSTITUTION DATE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING ANY INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE SUBSTITUTION DATE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PURPOSE OF PAYMENT OF THE PURCHASE PRICE THEREFOR.

                  Notwithstanding the foregoing provisions, if by the close of business of the Trustee on the fifth Business Day prior to the proposed Substitution Date, the Borrower has not delivered to the Issuer, the Trustee and the Remarketing Agent the items set forth in Section 4.07(i) through (iii) of the Loan Agreement, or if the Substitute Letter of Credit has not been issued and delivered to the Trustee by 10:00 a.m. on the Substitution Date, the mandatory purchase of Bonds shall be rescinded and the Trustee shall notify the Owners of such rescission immediately and thereafter the Bonds shall continue to be secured by the existing Letter of Credit until its expiration or termination.

                  SECTION 5.04 Demand Purchase Option. Prior to the Conversion Date, any Bond shall be purchased at the Purchase Price from the Owner thereof upon:

                  (i) delivery by such Owner to the Tender Agent at its Delivery Office, and to the Remarketing Agent at its principal office, and to the Trustee at its Principal Corporate Trust Office, of a notice (the "Demand Purchase Notice") (said notice to be irrevocable and effective upon receipt) which states
(1) the aggregate principal amount and bond numbers of the Bonds to be purchased; and (2) the date on which such Bonds are to be purchased, which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of receipt of such notice and which date shall be prior to the Conversion Date; and

                  (ii) delivery to the Tender Agent at its Delivery Office at or prior to 10:00 a.m. on the date designated for purchase in the applicable Demand Purchase Notice of such Bonds to be purchased, with an appropriate endorsement for transfer or accompanied by a bond power endorsed in blank.

                  Any Bond, as to which a Demand Purchase Notice has been delivered pursuant to subparagraph (i) of the first paragraph of this Section, must be delivered to the Tender Agent, as provided in subparagraph (ii) of the first paragraph of this Section, and any such Bond not so delivered (an "Undelivered Bond"), for which there has been irrevocably deposited in trust with the Trustee or the Tender Agent an amount of Available Money sufficient to pay the Purchase Price thereof, shall be deemed to have been purchased at the Purchase Price pursuant to this Section 5.04 and is deemed to be no longer Outstanding with respect to such tendering Owner.

                  IN THE EVENT OF A FAILURE BY AN OWNER OF BONDS TO DELIVER ITS BONDS AS SPECIFIED ABOVE, SAID OWNER SHALL NOT BE ENTITLED TO ANY PAYMENT (INCLUDING INTEREST TO ACCRUE ON OR SUBSEQUENT TO THE DATE DESIGNATED FOR PURCHASE IN THE APPLICABLE DEMAND PURCHASE NOTICE) OTHER THAN THE PURCHASE PRICE FOR SUCH UNDELIVERED BONDS, AND ANY UNDELIVERED BONDS SHALL NO LONGER BE ENTITLED TO THE BENEFITS OF THIS INDENTURE, EXCEPT FOR THE PAYMENT OF THE PURCHASE PRICE THEREFOR.

                  Notwithstanding the foregoing provisions, in the event any Bonds as to which the Owner thereof has exercised the Demand Purchase Option is remarketed to such Owner pursuant to the Remarketing Agreement, such Owner need not deliver such Bond to the Tender Agent as provided in subparagraph (ii) of the first paragraph of this Section, although such Bonds shall be deemed to have been delivered to the Tender Agent, redelivered to such Owner, and remarketed for purposes of this Indenture, including, without limitation, for purposes of adjusting the Variable Rate applicable to such Bond as provided in Section 2.02(C) of this Indenture.

                  SECTION 5.05 Funds for Purchase of Bonds. (a) On the date Bonds are to be purchased pursuant to Section 5.01, 5.03 or Section 5.04 of this Indenture, such Bonds shall be purchased at the Purchase Price only from the funds listed below. Subject to the provisions of Section 6.12(b), funds for the payment of the Purchase Price shall be derived from the following sources in the order of priority indicated:

                  (i) money drawn by the Trustee under the Letter of Credit (in the event of a drawing on such Letter of Credit to fund payment of the Purchase Price of Bonds tendered pursuant to Section 5.03 of this Indenture, the Trustee shall draw on the existing Letter of Credit and not the Substitute Letter of Credit therefor to fund such payment);

                  (ii) proceeds of the remarketing of the Bonds; and

                  (iii) any other money furnished to the Trustee or the Tender Agent and available for such purposes.

                           (b)      Payment  for the Bonds  purchased  pursuant
 to Section  5.01,  5.03 or 5.04 shall be made as follows:

                           (i) On the Business Day immediately preceding the applicable Purchase Date, the Trustee shall make a drawing pursuant to the Letter of Credit in respect of the Purchase Price of such Bonds. In connection therewith, the Trustee shall prepare and present to the Bank the appropriate certificates required under the Letter of Credit by 11:00 a.m. at least one Business Day prior to the Purchase Date, so that payment of the draw shall be made by the Bank by Noon on the Purchase Date.

                           (ii)     By  not  later  than  10:00  a.m.  on  the
         Purchase   Date, the Remarketing  Agent  shall  give  notice in writing to the Bank,  the  Trustee  and the Tender Agent, specifying:

                                    (1)     The total  principal  amount  of
                                            Bonds, if any, remarketed by it; and

                                    (2) The names of the Persons to whom such
                  Bonds were sold and are to be registered, each such Person's address and social security number or taxpayer identification number, the denominations in which replacement Bonds are to be prepared, and any other appropriate registration and transfer instructions.

                           (iii) There is hereby established with the Tender Agent a special fund to be designated the "Purchase Account" and therein two separate and segregated accounts to be designated the "Remarketing Account" and the "Bank Account." An amount equal to the proceeds received by the Trustee pursuant to a draw under the Letter of Credit shall be transferred by the Trustee in immediately available funds to the Tender Agent for deposit in the Bank Account no later than 12:30 p.m. on the applicable Purchase Date. By not later than 1:00 p.m. on each Purchase Date, the Tender Agent shall give notice in writing to the Remarketing Agent of the amount deposited in the Bank Account on such date.

                           (iv)     By  not  later  than  10:00  a.m.  on  each
         Purchase   Date,  the
         Remarketing Agent shall do the following:

                                    (A) transfer to the Bank an amount equal to
                  the lesser of (1) the proceeds of the remarketing of Bonds tendered or deemed tendered on such Purchase Date or (2) the amount deposited in the Bank Account on such Purchase Date;

                                    (B)     transfer  to the Tender  Agent for
                  deposit in the Remarketing Account the remainder (if any) of the proceeds of such remarketing of Bonds;

                                    (C)     give notice in writing to the Tender
                  Agent of the amount of remarketing proceeds transferred to the Bank; and

                                    (D) give notice in writing to the Borrower
                  of the total principal amount of Unremarketed Bonds, if any.

                           (v) The Tender Agent shall pay the Purchase Price to the tendering Bondholders from the amounts on deposit in the Bank Account to the extent available. If amounts on deposit in the Bank Account are insufficient, the Tender Agent shall make up any such deficiency from amounts on deposit in the Remarketing Account.

                           (vi) The Bank shall give written confirmation to the Tender Agent and the Trustee by 4:00 p.m. on the applicable Purchase Date of its receipt of the remarketing proceeds described in Section 5.05(b)(iv) of this Indenture.

                  SECTION 5.06 Delivery of Purchased Bonds. (a) Remarketed Bonds shall be delivered by the Tender Agent, at its Delivery Office, to or upon the order of the purchasers thereof.

                           (b)      Unremarketed  Bonds  purchased  with funds
drawn under the Letter of Credit
shall be delivered by the Tender Agent to the Pledged Bonds Custodian or otherwise upon the order of the Bank pursuant to the Pledge Agreement.

                           (c)      Unremarketed  Bonds purchased with money
described in Section  5.05(a)(iii)
of this Indenture (if any) shall, at the direction of the Borrower, be (i) delivered as instructed by the Borrower, or (ii) delivered to the Trustee for cancellation; provided, however, that any Bonds so purchased after the selection thereof by the Trustee for redemption shall be delivered to the Trustee for cancellation.

                  Bonds delivered as provided in this Section shall be registered in the manner directed by the recipient thereof.

                  SECTION 5.07 Sale of Bonds by Remarketing Agent. (a) The Remarketing Agent shall offer for sale and use its best efforts to sell, as agent of the Borrower, all Bonds tendered or deemed tendered for purchase on each Purchase Date at the Purchase Price thereof and, if such Bonds are not sold on or before the Purchase Date, the Remarketing Agent shall continue, for a period not in excess of thirty (30) days thereafter, to use its best efforts to sell such Bonds. Notwithstanding the foregoing, the Remarketing Agent shall not sell the Bonds to the Issuer or the Borrower.

                           (b)      Notwithstanding  anything to the contrary
herein,  the  Remarketing  Agent
shall use its best efforts to remarket any Bonds tendered or deemed tendered for purchase in such a manner that, immediately following the remarketing of any Bonds, at least one (1) Holder will own at least $200,000 in aggregate principal amount of Bonds.

                           (c)     Nothing herein shall prohibit the Remarketing
Agent from purchasing  Bonds for its own account.

                  SECTION 5.08 Delivery of Proceeds of Sale of Purchased Bonds; Delivery of Remarketed Pledged Bonds. (a) Except in the case of the sale of any Pledged Bonds, the proceeds of the sale of any Bonds tendered or deemed tendered to the Tender Agent pursuant to Section 5.01, 5.03 or 5.04 of this Indenture, to the extent not required to reimburse the Bank under the Letter of Credit Agreement, shall be paid to or upon the order of the Trustee.

                           (b)      In the event the  Remarketing  Agent  shall
have  remarketed  any  Pledged
Bonds, the Remarketing Agent shall pay the proceeds of sale of such Bonds to the Tender Agent, or shall cause the same to be paid to the Tender Agent, who shall then pay such proceeds to or upon the order of the Bank as reimbursement in respect of drawings under the applicable Letter of Credit; provided, however, that any amounts so paid in excess of amounts then due to the Bank in respect of drawings under such Letter of Credit shall be paid by the Bank to or upon the order of the Borrower. Upon receipt of such proceeds as reimbursement in respect of drawings under the Letter of Credit, the Bank shall give written notice to the Trustee of reinstatement of the Letter of Credit.

                           (c)      Upon  payment to the Bank of amounts
received as  proceeds of  remarketing
of Pledged Bonds, the Pledged Bonds Custodian, at the request and direction of the Borrower or the Remarketing Agent, shall deliver the remarketed Pledged Bonds to the Tender Agent, at its Delivery Office, for registration of transfer and delivery to the purchasers thereof in accordance with instructions from the Remarketing Agent; provided, however, that the Pledged Bonds Custodian shall not deliver such Pledged Bonds to the Tender Agent until it shall receive confirmation in writing from the Trustee or the Bank that the applicable Letter of Credit has been reinstated in respect of the reimbursement made pursuant to subsection (b) above.

                  SECTION 5.09 Duties of Trustee and Tender Agent with Respect to Purchase of Bonds. (a) The Tender Agent shall hold all Bonds delivered to it pursuant to Sections 5.01, 5.03 or 5.04 of this Indenture in trust for the benefit of the respective Owners of Bonds which shall have so delivered such Bonds until money representing the Purchase Price of such Bonds shall have been delivered to or for the account of, or to the order of, such Owners of Bonds. Upon delivery of money representing the Purchase Price of such Bonds to or for the account of, or to the order of, such Owners of Bonds, the Tender Agent shall deliver all such Unremarketed Bonds, the funds for which shall have been obtained by a drawing under the Letter of Credit, to the Pledged Bonds Custodian pursuant to Section 5.06(b) of this Indenture for the purpose of perfecting the Bank's security interest therein under the Pledge Agreement, unless the Bank shall direct the Tender Agent to deliver such Bonds to or upon the order of the Bank in accordance with Section 5.06 of this Indenture.

                           (b)      The Trustee and the Tender  Agent  shall
hold all money  delivered  to them
pursuant to this Indenture for the purchase of Bonds in a separate account, in trust for the benefit of the Bank or, in the case of Remarketed Bonds, the purchasers of such Bonds, until the Bonds purchased with such money shall have been delivered to or for the account of the Pledged Bonds Custodian, to the Bank or to such other purchasers, as appropriate.

                           (c)      The Tender Agent shall  deliver to the
  Trustee,  the Borrower and the Bank
a copy of each notice delivered to it in accordance with Section 5.04 within two
(2) Business Days following the receipt thereof.

                           (d)      As soon as  possible, but not later than the
close of business on any date
designated for purchase of Bonds in accordance with Section 5.04, the Tender Agent shall give written notice to the Remarketing Agent and the Trustee specifying the principal amount of Bonds delivered or deemed delivered for purchase on such date.

                           (e)      The  Trustee  shall draw  money  under the
  applicable  Letter of Credit in
accordance with the terms thereof to the extent required by Sections 5.05 and
6.12 of this Indenture to provide for timely payment of the Purchase Price of Bonds.

                  SECTION 5.10 No Purchases or Sales After Certain Defaults or After Issuance of a Notice of Redemption. Anything in this Indenture to the contrary notwithstanding, (i) there shall be no purchases or sales of Bonds pursuant to Section 5.04 if there shall have occurred any Event of Default in respect of which the principal of all Bonds outstanding shall have been declared immediately due and payable pursuant to Section 8.02 and such declaration shall not have been annulled, and (ii) there shall be no purchases or sales pursuant to Section 5.04 of Bonds as to which the Trustee shall have given notice of a call for redemption pursuant to Section 4.03 of this Indenture if such notice shall not have been rescinded. Nothing in this Section is intended to limit secondary trading or transfer of the Bonds.

                                                  ARTICLE VI

                                              REVENUES AND FUNDS


                  SECTION 6.01 Creation of the Bond Fund. There is hereby created and established with the Trustee a trust fund to be designated as the "Bond Fund". Upon receipt of money pursuant to Section 6.02 of this Indenture, the Trustee shall deposit such money into the Bond Fund, which amounts shall be used to pay when due the principal of, interest on, and redemption premium, if any, with respect to the Bonds and the purchase price thereof, when due.

                  SECTION 6.02 Payments into the Bond Fund. There shall be deposited into the Bond Fund from time to time the following:

                           (a)      any amount in the  Project  Fund  directed
to be paid into the Bond Fund in accordance with the provisions of Section 6.07 of this Indenture;

                           (b)     any amount to be deposited into the Bond Fund
pursuant to the  provisions of Section 6.04 of this Indenture;

                           (c)      all payments specified in Sections 3.03 and
 3.05 of the Loan Agreement;

                           (d)     any money received pursuant to the Collateral
 Documents;

                           (e)      any money drawn under the Letter of Credit,
which  shall be  deposited  or
credited (in the case of a draw to pay the Purchase Price) in a separate subaccount of the Bond Fund and shall not be commingled with any other money held by the Trustee;

                           (f)     amounts, if any, held by the Trustee pursuant
to Section  5.09 of this Indenture; and

                           (g)      all other money  received by the Trustee
  under and  pursuant to any of the
provisions of the Loan Agreement which is required to be paid into the Bond Fund or is accompanied by directions that such money be paid into the Bond Fund.

                  SECTION 6.03 Use of Money in the Bond Fund. Except as provided in Sections 5.05, 5.09 and 6.11 of this Indenture, money in each account of the Bond Fund shall be used solely for the payment of the principal of, premium, if any, and interest on the Bonds, for the redemption of such Bonds prior to maturity and for payment of the Acceleration Price for such Bonds, as defined in
Section 8.02 of this Indenture. Subject to the provisions of Section 6.12(b) of this Indenture, funds for payment of the principal of, redemption premium, if any, and interest on the Bonds shall be derived from the following sources, in the order of priority indicated:

                           (i) first, money drawn by the Trustee under the Letter of Credit;

                           (ii) second, money deposited into the Bond Fund which constitutes Available Money (other than money drawn by the Trustee under the Letter of Credit for the Bonds); and

                           (iii) third, any other money furnished to the Trustee and available for such purpose.

                  SECTION 6.04 Deposit and Disbursement of Net Proceeds of Insurance or Condemnation. The Trustee is authorized and directed to hold all Net Proceeds of insurance or condemnation awards (including any amount received as consideration for a deed in lieu of condemnation) with respect to the Facility and to disburse such Net Proceeds in accordance with Article VI of the Loan Agreement. If the Borrower directs that any portion of such Net Proceeds be applied to redeem Bonds, the Trustee shall deposit such Net Proceeds in a separate subaccount of the Bond Fund, and the Issuer covenants and agrees to take and to authorize such action as may be requested by the Borrower to effect the redemption of Bonds in the amount specified by the Borrower on the earliest possible redemption date.

                  Appropriate evidence of the insurance coverage with respect to the Facility required by the Loan Agreement shall be deposited with the Trustee as more fully set forth in Article VI of the Loan Agreement.

                  SECTION 6.05 Project Fund. There is hereby created and established with the Trustee a trust fund to be designated as the "Project Fund," and therein two separate and segregated accounts to be designated the "Tax-exempt Proceeds Account," and the "Equity Contribution Account," each of which shall be expended in accordance with the provisions of this Indenture and of the Loan Agreement. The Project Fund shall consist of funds deposited therein, from time to time, pursuant to the provisions of this Indenture and applicable provisions of the Loan Agreement, for purposes of paying Costs (as such phrase is defined in the Tax Compliance Agreement) of the Project. Funds in the Tax-exempt Proceeds Account shall be applied only to Qualified Project Costs, as such phrase is defined in the Tax Compliance Agreement. Funds in the Equity Contribution Account may be expended as directed by the Borrower for any Cost of the Project.

                  SECTION 6.06 Payments into the Project Fund; Disbursements. The Project Fund shall initially consist of the money deposited therein pursuant to Section 3.03 of this Indenture, which shall be applied to pay Costs of the Project in the manner specified herein. There shall also be deposited in the Project Fund from time to time the amounts (if any) required to be paid by the Borrower as and for an equity contribution to the Project under the terms of the Loan Agreement.

                  The Trustee is hereby authorized and directed to make disbursements from the designated Account in the Project Fund upon the receipt of requisitions substantially in the form of Exhibit C hereto, each signed by the Borrower and approved by the Bank. The Trustee shall keep and maintain adequate records pertaining to the Project Fund and all disbursements therefrom, including a record of all requisitions. Upon request of the Borrower, the Trustee shall furnish the Borrower with statements of account with respect to the Project Fund in such form as is customarily prepared by the Trustee.

                  All money and investments from time to time on deposit in the Project Fund shall be held by the Trustee in trust until withdrawn and disbursed in accordance with the provisions of this Section or until transferred to other funds and accounts created under this Indenture in accordance with the provisions hereof.

                  SECTION 6.07 Use of Money in the Project Fund Upon Default. Each such Requisition shall direct the Trustee to draw from a specific account within the Project Fund. If the principal of the Bonds shall have become due and payable pursuant to Article VIII of this Indenture, any balance remaining in the Project Fund shall, without further authorization, (i) prior to the Obligation Termination Date, if any amounts are due and owing under the Letter of Credit Agreement, be transferred immediately to the Bank, as long as the Bank is not in default of its obligations under the Letter of Credit, or (ii) after the Obligation Termination Date, be transferred to the Bond Fund.

                  SECTION 6.08 Use of Money in the Project Fund Upon Completion of the Project. The completion of the Project and the payment or provision for payment of all Costs of the Project shall be evidenced by the filing of the certificate required by Section 2.03 of the Loan Agreement with the Trustee. As soon as practicable and in any event not more than sixty (60) days following the date of receipt by the Trustee of the certificate referred to in the preceding sentence, any balance remaining in the Project Fund (except amounts the Borrower shall have directed the Trustee to retain for any Cost of the Project not then due and payable and amounts, if any, representing the unspent balance of the Borrower's equity contribution to the Project) shall, without further authorization, be transferred by the Trustee into a separate subaccount or subaccounts within the Bond Fund. Thereafter, the Trustee shall cause a mandatory redemption of the Bonds in accordance with the terms of Section 4.01(b)(2) of this Indenture.

                  The principal amount of Bonds to be so redeemed shall be such that the redemption price thereof shall not exceed the balance remaining in the Project Fund which has been so transferred to the Bond Fund. On the date fixed for redemption of such Bonds, the Trustee (i) shall draw on the Letter of Credit in an amount sufficient to pay the full redemption price of the Bonds being redeemed, and (ii) reimburse the Bank for such drawing from the money on deposit in such separate subaccount within the Bond Fund. If the sum transferred to the Bond Fund pursuant to this Section 6.08 is not sufficient to effect a mandatory redemption of the Bonds in accordance with the terms of Section 4.01(b)(2) of this Indenture, or if there are any excess funds remaining in the Bond Fund after such mandatory redemption, such funds shall be paid by the Trustee to the Bank on the next Interest Payment Date to reimburse the Bank for a drawing on the Letter of Credit effected pursuant to Section 6.12 of this Indenture.

                  SECTION 6.09 Nonpresentment of Bonds. If any Bond shall not be presented for payment when the principal shall become due upon maturity, upon the date fixed for redemption or otherwise, and if Available Money shall have been deposited with the Trustee or set aside by the Trustee for that purpose in an amount sufficient to pay the principal of such Bond and the premium, if any, payable upon redemption, together with all interest due thereon to the date of maturity or the date fixed for redemption, as the case may be, for benefit of the Owner of such Bond, all liability of the Issuer to the Owner of such Bond for payment of such principal and interest and all liability of the Issuer to the Owner of such Bond for payment of such premium, if any, forthwith shall cease, shall determine and shall be discharged completely. Thereupon it shall be the duty of the Trustee to hold such fund or funds, without liability for interest, for benefit of the Owner of such Bond, who thereafter shall be restricted exclusively to such fund or funds for any claim of whatsoever nature hereunder or upon or with respect to such Bond.

                  SECTION 6.10 Money to be Held in Trust. Except as otherwise provided in Section 6.13 with respect to the Rebate Fund, all money required to be deposited with or paid to the Trustee for the account of any fund or account referred to in any provision of this Indenture or the Loan Agreement shall be held by the Trustee in trust, and (except for the money from time to time required to be deposited and maintained in the Rebate Fund) shall, while held by the Trustee, constitute part of the Trust Estate and be subject to the lien and security interest created hereby.

                  SECTION 6.11 Repayment to the Bank and the Borrower from the Bond Fund, the Rebate Fund or the Project Fund. Any amounts remaining in the Bond Fund, the Project Fund, the Rebate Fund or any other fund or account created hereunder after payment in full of the principal of, premium, if any, and interest on the Bonds, the fees, charges and expenses of the Trustee, unpaid Administrative Expenses and all other amounts required to be paid hereunder, including payment to the United States of America of the final installment of the Rebate Amount, if any, pursuant to Section 6.13 of this Indenture, shall be paid as soon as possible to the Bank, unless the Bank notifies the Trustee to the contrary in writing, in which case such amounts shall be paid directly to the Borrower.

                  SECTION 6.12 The Letter of Credit. (a) The Issuer shall cause the Borrower to deliver the Letter of Credit, applicable to the Bonds, to the Trustee upon the date of issuance and delivery of the Bonds, in accordance with
Section 4.06 of the Loan Agreement. During the term of the Letter of Credit, the Trustee shall draw money under the Letter of Credit in accordance with the terms thereof (i) to pay the principal of the related series of Bonds when due (whether by reason of maturity, redemption or acceleration) and to pay the interest on, and, to the extent the Letter of Credit covers same, redemption premium, if any, with respect to such Bonds when due, and (ii) to pay the Purchase Price of the Bonds tendered for purchase in accordance with the terms hereof and of such Bonds when due. Within two (2) Business Days after the last Determination Date of each month, the Trustee shall give written notice (which notice shall be transmitted via facsimile) to the Borrower of the amount that the Trustee will draw under the Letter of Credit on the next Interest Payment Date.

                           (b)      Notwithstanding  any  provision to the
  contrary  which may be contained in
this Indenture, including, without limitation, Section 6.12(a), (i) in computing the amount to be drawn under the Letter of Credit on account of the payment of the principal of, interest on, and, to the extent the Letter of Credit covers same, redemption premium, if any, on Bonds, or the Purchase Price of Bonds tendered for payment in accordance with the terms hereof and of the Bonds, the Trustee shall exclude any such amounts in respect of any Bonds which are Pledged Bonds immediately prior to the date such payment is due, and (ii) amounts drawn by the Trustee under the Letter of Credit shall not be applied to the payment of the Purchase Price of any Bonds that are Pledged Bonds.

                           (c)      The Letter of Credit shall  terminate in
  accordance  with its terms on the
Letter of Credit Termination Date. Upon such termination, the Trustee shall deliver the terminated Letter of Credit to the Bank, together with such certificates as may be required by the terms of that Letter of Credit.

                  SECTION 6.13 Rebate Fund. (a) The Trustee shall establish, hold and maintain a segregated fund or account designated as the "Rebate Fund" into which money shall be deposited from time to time in such amounts as shall be required by this Indenture for the purpose of providing for payment to the United States of any arbitrage rebate required to be paid with respect to the Bonds pursuant to Section 148(f) of the Code. The Rebate Fund shall be held by the Trustee in trust, but separate and apart from all other funds and accounts established under this Indenture and from all other moneys of the Trustee, and all amounts in the Rebate Fund, including income earned from investment of amounts in the Rebate Fund, shall be held by the Trustee in trust, but free and clear of the lien of this Indenture. The Rebate Fund shall be maintained until such time as the Trustee shall receive a written opinion of Bond Counsel or a certificate of a Rebate Consultant stating, in effect, that all required payments of arbitrage rebate with respect to the Bonds have been made to the United States. Any money remaining on deposit in the Rebate Fund after all such required rebate payments have been made, as evidenced by such opinion or certificate, shall be paid over to the Borrower upon written request of an Authorized Borrower Representative or as such Authorized Borrower Representative may direct.

                           (b)      Any money on deposit in the Rebate  Fund may
 be  invested by the Trustee at
the written direction of the Borrower exclusively in Government Obligations. The Trustee shall maintain records of the date and amount of each deposit and of each investment made in the Rebate Fund.

                           (c)      The  Issuer  shall,  or  shall  cause  the
  Borrower  to,  engage  a Rebate
Consultant to furnish to the Trustee from time to time, as hereinafter set forth, written reports setting forth:

                                    (i)     the total  amount  required  to be
         rebated  to the United
         States with respect to the Bonds that are part of the same issue pursuant to Section 148(f) of the Code (herein referred to as the "Total Required Rebate Amount"), as calculated from the applicable Closing Date to the current computation date used in each such report (which computation date shall be selected in accordance with applicable tax regulations);

                                    (ii)   the date upon which the next required
         rebate installment payment with respect to the Bonds is due and payable to the United States (the "Installment Payment Date"); and

                                    (iii)   the amount  of  such  next  required
         rebate  installment payment (the "Required Rebate Installment Amount").

Such a report shall be furnished to the Trustee not later than thirty (30) days following the fifth anniversary of the Closing Date, not later than every five
(5) years thereafter, and not later than thirty (30) days following the final maturity date with respect to the Bonds or any earlier date upon which all Bonds shall have become due and payable; provided, however, that if the Issuer and the Borrower shall elect (if permitted by, and in accordance with, the Code and applicable tax regulations) to treat any date earlier than the fifth (5th) anniversary of the Closing Date as the first "computation date" (as that term is used in Section 148(f) of the Code), as evidenced by a Rebate Consultant's report, succeeding reports required by this paragraph shall be furnished within thirty (30) days following the fifth (5th) anniversary of such computation date and every five (5) years thereafter, so long as any Bonds remain outstanding; provided, further, however, that if the Issuer and the Borrower shall elect (if permitted by, and in accordance with, the Code and applicable tax regulations) to treat the end of each "bond year" (as that phrase is used in Treasury Regulation ss.1.148.3) as a computation date, as evidenced by a Rebate Consultant's Report, succeeding reports shall be furnished within thirty (30) days following the end of each such "bond year."

                  The foregoing notwithstanding, there shall be no obligation to engage a Rebate Consultant or to provide such reports if the Borrower shall furnish the Trustee and the Issuer with a letter from Bond Counsel to the effect that the Bonds are exempt from the arbitrage rebate requirement of Section 148(f) of the Code by reason of any exemption provided in the Code or applicable federal income tax regulations.

                           (d)      The Total Required Rebate Amount,  less any
 amounts  previously  rebated to
the United States as arbitrage rebate with respect to the Bonds, is herein referred to as the "Required Rebate Fund Balance." To the extent that the amount on deposit in the Rebate Fund at the time of receipt by the Trustee of any Rebate Consultant's report furnished in accordance with subsection (c) above is in excess of the Required Rebate Fund Balance, such excess shall, upon the written request of the Borrower, be disbursed to the Borrower. To the extent that the amount on deposit in the Rebate Fund at such time is less than the Required Rebate Fund Balance, the Borrower shall pay to the Trustee, for deposit to the Rebate Fund, an amount equal to such deficiency within thirty (30) days, but in no event later than two (2) Business Days prior to the Installment Payment Date set forth in the Rebate Consultant's report.

                           (e)      The Trustee is  authorized  and  directed
 to withdraw and pay to the United
States, on or before each Installment Payment Date, or if such date is a Saturday, a Sunday or a federal holiday, the next day that is not a Saturday, a Sunday or a federal holiday, the amount of each Required Rebate Installment Amount in accordance with the Rebate Consultant's report furnished to it in accordance with subsection (c) above; Provided, however, that each such payment of a Required Rebate Installment Payment must be accompanied by an appropriate federal tax (or arbitrage rebate) return duly executed by an Authorized Officer of the Issuer, which the Issuer hereby covenants and agrees to furnish to the Trustee not later than the Business Day preceding the respective Installment Payment Date.

                           (f)      If for any reason,  including the late

 delivery of a required  federal tax
(or arbitrage rebate) return to the Trustee, a late payment penalty or interest shall be due and payable to the United States with respect to any required rebate payment, as set forth in a report of a Rebate Consultant or an invoice or notice of deficiency from the Internal Revenue Service, such penalty or interest shall be paid by the Trustee out of money in the Rebate Fund or, if no such money is on deposit, the Trustee shall make written demand upon the Borrower for payment of the same.

                           (g)      The  Trustee  shall  retain  records of the
  determinations  of the amounts
required to be deposited in the Rebate Fund, of the proceeds of any investments of moneys in the Rebate Fund, and of the amounts paid to the United States, until the date six (6) years after the retirement of the last of the Bonds.

                           (h)      Notwithstanding  the  provisions of
Article X, any or all of the provisions
of this Section may be amended by a Supplemental Indenture without consent of any Holders of Bonds, provided that the Trustee shall receive a written opinion of Bond Counsel not unsatisfactory to the Trustee that such amendment, and compliance with the terms of this Section as so amended, will not adversely affect the exclusion of interest on the Bonds from gross income for federal income tax purposes under the Code.

                           (i)      The Trustee shall not be responsible  for
 undertaking  any  calculation of
arbitrage rebate and shall have no responsibility for the accuracy of the calculations performed by any Rebate Consultant.

                  SECTION 6.14 Investment of Money in Funds. All money in any of the Funds established pursuant to this Indenture (except money obtained from a draw on the Letter of Credit) shall be invested by the Trustee, as directed in writing by the Borrower, solely in Investment Securities except (i) Available Money held by the Trustee for the payment of Undelivered Bonds, which shall not be invested, and (ii) money in the Rebate Fund, which shall be invested only in Government Obligations, as provided in Section 6.13. Absent written direction from the Borrower, available cash balances in the various funds established under this Indenture (with the exceptions set forth in the preceding sentence) shall be invested in a United States government money market fund, provided that such investment at the time complies with paragraph (ix) of the definition of "Investment Securities" herein. Money obtained by the Trustee from a draw on the Letter of Credit shall be held by the Trustee in the Bond Fund uninvested, and without liability for interest, until applied to payment of the principal of, interest on or redemption premium, if any, with respect to Bonds in accordance with the terms hereof. Investment Securities may be purchased as may be directed to the Trustee by the Borrower. All Investment Securities shall be acquired subject to the limitations set forth in Section 7.06, the limitations as to maturities hereinafter in this Section set forth and such additional limitations or requirements consistent with the foregoing as may be established by request of the Borrower.

                  To the extent the Bank has not been reimbursed under the Letter of Credit Agreement and has notified the Trustee of same in writing, all interest, profits and other income received from the investment of money in any fund established pursuant to this Indenture shall be transferred to the Bank in the amounts necessary to reimburse the Bank. Otherwise, such amounts shall be deposited to the appropriate fund or account in which such investments were made. Notwithstanding anything to the contrary contained in this paragraph, an amount of interest received with respect to any Investment Security equal to the amount of accrued interest, or premium, if any, paid as part of the purchase price of such Investment Security shall be credited to the fund from which such accrued interest or premium was paid.

                  Investment Securities acquired as an investment of money in any fund established under this Indenture shall be credited to such fund. For the purpose of determining the amount in any fund, all Investment Securities credited to such fund shall be valued at the lesser of cost or market value plus, prior to the first payment of interest following purchase, the amount of accrued interest, if any, paid as a part of the purchase price.

                  The Trustee may act as principal or agent in the making or disposing of any investment. The Trustee may sell at the best price obtainable, or present for redemption, any Investment Securities so purchased whenever it shall be necessary to provide money to meet any required payment, transfer, withdrawal or disbursement from the fund to which such Investment Security is credited, and the Trustee shall not be liable or responsible for any loss resulting from such investment.

                                                  ARTICLE VII

                                             PARTICULAR COVENANTS


                  SECTION 7.01 Punctual Payment. The Issuer shall punctually pay the principal, premium, if any, and interest to become due in respect of the Bonds, or shall cause the same to be paid punctually, in strict conformity with the terms of the Bonds and of this Indenture, according to the true intent and meaning thereof and hereof, but only out of the Revenues as provided in this Indenture, and not otherwise.

                  SECTION 7.02 Extension of Payment of Bonds. The Issuer shall not directly or indirectly extend or assent to the extension of the maturity of any of the Bonds or the time for payment of any claims for interest, by the purchase or funding of such Bonds or claims for interest or otherwise. If the maturity of any of the Bonds or the time for payment of any such claims for interest shall be extended, such Bonds or claims for interest shall not be entitled, in case of any default hereunder, to the benefits of this Indenture, except subject to the prior payment in full of the principal of all of the Bonds then outstanding and of all claims for interest thereon which shall not have been so extended.

                  Nothing in this Section shall be deemed to limit the right of the Issuer to issue bonds for the purpose of refunding any Outstanding Bonds, and such issuance shall not be deemed to constitute an extension of maturity of the Bonds.

                  SECTION 7.03 Against Encumbrances. The Issuer shall not create, or permit the creation of, any pledge, lien, charge or other encumbrance upon the Revenues while any of the Bonds are Outstanding, except the pledge and assignment created by this Indenture, and will assist the Trustee in contesting any such pledge, lien, charge or other encumbrance which may be created or arise.

                  SECTION 7.04 Power to Issue Bonds and Make Pledge and Assignment. The Issuer represents and covenants that it is duly authorized by law to issue the Bonds, to enter into this Indenture and to pledge and assign the Revenues and other assets pledged and assigned under this Indenture in the manner and to the extent provided in this Indenture. The Bonds and the provisions of this Indenture are and will be the legal, valid and binding limited obligations of the Issuer in accordance with their terms, and the Issuer and Trustee shall, at all times and to the extent permitted by law, defend, preserve and protect the pledge and assignment of the Revenues and other assets made hereunder and the rights of the Bondholders under this Indenture against all claims and demands of all Persons whomsoever.

                  The Issuer expressly reserves the right to enter into one or more other indentures for any of its corporate purposes, including other projects undertaken in accordance with the Act, and reserves the right to issue other obligations for such purposes, provided that no such other obligations shall have any lien or claim upon the Revenues or any of the funds pledged, assigned or deposited under this Indenture.

                  SECTION 7.05 Accounting Records and Financial Statements. (a) The Trustee shall keep proper books of record and account with respect to this Indenture and the Bonds and the funds and accounts maintained hereunder, all in accordance with prudent industry practice, and shall make complete and accurate entries of all transactions relating to the proceeds of Bonds, the Revenues, the Loan Agreement and all funds and accounts established pursuant to this Indenture. Such books of record and account shall be available for inspection by the Issuer, the Borrower, the Bank and any Bondholder, or their respective agents or representatives duly authorized in writing, at reasonable hours and under reasonable circumstances.

                           (b)      The Trustee  shall  furnish the  Borrower
  monthly with  statements  (which
need not be audited) covering the receipts, disbursements, allocation and application of Revenues and other money (including proceeds of Bonds) in the funds and accounts established pursuant to this Indenture during the preceding monthly period; each such statement shall be furnished within thirty (30) days following the end of the period covered by such statement.

                  SECTION 7.06 Tax Covenants. The Issuer covenants that it shall not take any action or suffer or permit any action to be taken by any party (inclusive of the Borrower) or condition to exist (inclusive of the application, use or investment of the proceeds of the sale of the Bonds or revenues held for payment of debt service on the Bonds) which causes or may cause the interest payable on the Bonds to be subject to Federal income taxes, and the Issuer covenants to take all action, to do all things and to cause all things to be done which may be necessary so that the interest payable on the Bonds shall be and continue to be exempt from Federal income taxes, to the same extent as on the date of original issuance thereof. The Issuer covenants to include in the Loan Agreement, and to enforce, appropriate covenants of the Borrower to preserve the tax-exempt status of interest on the Bonds under the Code.

                  Without limiting the generality of the foregoing paragraph, the Issuer covenants with the Owners, from time to time, of the Bonds that the Issuer will make no use of the proceeds of the Bonds or revenues held for payment of debt service on the Bonds that will cause any of the Bonds to be or become an "arbitrage bond" within the meaning of Section 103(b)(2) of the Code, and the Issuer also covenants to comply with the requirements of Section 103(b)(2) and Section 148 of the Code and with Sections 1.148-1 through 1.148-11 of the Treasury Regulations published in the Federal Register as of the date hereof, as applicable, or with other such regulations implementing said Section 103(b)(2) and Section 148, if and to the extent applicable, throughout the term of the Bonds. If the Issuer or the Borrower at any time is of the opinion that it is necessary to restrict or limit the yield on the investment of any money held by the Trustee under this Indenture for purposes of complying with the Code and applicable tax regulations, the Issuer or the Borrower shall so instruct the Trustee in writing, and the Trustee shall take such action as shall be set forth in such instructions.

                  The Issuer covenants to pay, or to cause the Borrower to pay, all arbitrage rebate payments that may be required with respect to the Bonds under Section 148(f) of the Code, as and when the same become due and payable. This covenant shall survive payment of the Bonds and defeasance of the lien of this Indenture. The Issuer represents that it has included (or will include) in the Loan Agreement or in a related loan document, and will enforce, a covenant of the Borrower to pay over to the Trustee, for payment to the United States in the name of the Issuer, any amounts in excess of amounts then available in the Rebate Fund required to make payments of arbitrage rebate to the United States when due and payable.

                  Notwithstanding any provision of this Section and Section 6.13 of this Indenture, if the Borrower shall provide to the Issuer and the Trustee an Opinion of Bond Counsel to the effect that any action required under this Section or Section 6.13 of this Indenture is no longer required, or to the effect that some further action is required, to maintain the exclusion from gross income of interest on the Bonds, the Issuer, the Trustee and the Borrower may rely conclusively on such opinion and the terms and provisions of this Section and Section 6.13 of this Indenture shall be deemed amended accordingly and without necessity of any prior or subsequent consent of any Holder of Bonds.

                  SECTION 7.07 Enforcement of Loan Agreement; Amendments to Loan Agreement. (a) The Trustee, as assignee of the Issuer with respect to the Loan Agreement, shall promptly collect all amounts due from the Borrower pursuant to Sections 3.01 and 3.03 of the Loan Agreement, shall perform all duties (if any) imposed upon the Trustee by the Loan Agreement and shall diligently enforce, and take all steps, actions and proceedings reasonably necessary for the enforcement of, all of the obligations of the Borrower under the Loan Agreement.

                           (b)      The Issuer  shall not amend,  modify or
 terminate  any  provisions  of the
Loan Agreement, or consent to any such amendment, modification or termination, without the written consent of the Trustee. The Trustee shall give such written consent only if (1) notification of such amendment, modification or termination has been given to each Rating Agency and to the Owners, (2) the Trustee receives the written consent of the Bank, (3)(i) such amendment, modification or termination will not materially adversely affect the interests of the Owners or result in any material impairment of the security hereby given for the payment of the Bonds or (ii) the Trustee first obtains the written consent of the Bank and the Owners of a majority in principal amount of the Bonds then Outstanding to such amendment, modification or termination and provides notice of such amendment, modification or termination and of such written consent to the Owners, and (4) there shall have been delivered to the Trustee an Opinion of Counsel to the Issuer, in form and substance satisfactory to the Trustee, that all of the provisions and conditions set forth in this subsection (b) have been satisfied. The foregoing notwithstanding, no amendment, modification or termination of the Loan Agreement shall reduce the amount of Loan Payments in respect of the principal, interest, redemption price or purchase price of the Bonds to be made by the Borrower to the Issuer or the Trustee, or extend the time for making any such payment, without the written consent of all of the Owners of the Bonds then Outstanding.

                  SECTION 7.08 Waiver of Laws. The Issuer shall not at any time insist upon, plead in any manner whatsoever, or claim or take the benefit or advantage of, any stay or extension provided by law now or at any time hereafter in force that may affect the covenants and agreements contained in this Indenture or in the Bonds, and all benefit or advantage of any such law or laws is hereby expressly waived by the Issuer to the extent permitted by law.

                  SECTION 7.09 Financing Statements and Other Action to Protect Security Interests. This Indenture shall constitute a security agreement within the meaning of the Pennsylvania Uniform Commercial Code. The Issuer, at the expense of the Borrower, shall cause this Indenture or an appropriate financing statement or memorandum to be filed, registered and recorded in such manner and at such places as may be required by law fully to protect the security of the holders of the Bonds and the right, title and interest of the Trustee in and to the Trust Estate or any part thereof, and the Issuer shall cooperate with the Trustee in connection with any such filing, registration or recording. Concurrently with the execution and delivery hereof and thereafter from time to time as required to maintain perfection of the security interest created hereby, the Issuer shall cause the Borrower to obtain an opinion of Counsel and furnish a signed copy thereof to the Trustee, setting forth what, if any, actions by the Issuer or Trustee should be taken to preserve such security. The Issuer shall perform or shall cause to be performed any such acts, and execute and cause to be executed any and all further instruments as may be required by law or as shall reasonably be requested by the Trustee for such protection of the interests of the Trustee and the Bondholders, and shall furnish or cause to be furnished satisfactory evidence to the Trustee of recording, registering, filing and refiling of such instrument and of every additional instrument which shall be necessary to preserve the lien of this Indenture upon the Trust Estate or any part thereof until the principal of and interest on the Bonds secured hereby shall have been paid. The Trustee shall execute or join in the execution of any such further or additional instrument and file or join in the filing thereof at such time or times and in such place or places as it may be advised by an opinion of Counsel will preserve the lien of this Indenture upon the Trust Estate or any part thereof until the aforesaid principal and interest shall have been paid.

                  SECTION 7.10 Further Assurances. The Issuer will make, execute and deliver any and all such further indentures, instruments and assurances as may be reasonably necessary or proper to carry out the intention of this Indenture or to facilitate its performance and for the better assuring and confirming unto the Owners of the Bonds the rights and benefits provided in this Indenture. All such action shall be at the expense of the Borrower, and the reasonable fees of the Issuer and its Counsel in connection therewith shall constitute Administrative Expenses.

                                                 ARTICLE VIII

                                  EVENTS OF DEFAULT; REMEDIES OF BONDHOLDERS


                  SECTION 8.01 Events of Default. Any of the following events shall be an Event of Default:

                           (a)      failure to make due and  punctual  payment
of the principal of any Bond on the date as the same shall become due and payable, whether at maturity as therein expressed, by proceedings for redemption, by acceleration, or otherwise; or

                           (b)      failure to make due and  punctual  payment
of any installment of interest on any Bond on the date as the same shall become due and payable; or

                           (c)      failure  to pay  the  purchase  price on any
Bond  tendered  pursuant  to Article V when such payment is due; or

                           (d)      failure  by the  Issuer to  observe  any
  other  covenants,  agreements  or
conditions on its part contained in this Indenture or in the Bonds, if such failure shall have continued for a period of sixty (60) days after written notice specifying such default and requiring the same to be remedied has been given to the Issuer and the Borrower by the Trustee, or to the Issuer, the Borrower and the Trustee by the Owners of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds at the time Outstanding; or

                           (e)      the  occurrence  of any "Event of Default"
  as defined in Sections  8.01(a)
through (d) or Section 8.01(f) of the Loan Agreement; or

                           (f)      receipt  by the  Trustee  of written  notice
  from the Bank  advising  the
Trustee that the Bank has declared an event of default under the provisions of the Letter of Credit Agreement and instructing the Trustee to declare the principal amount of the Outstanding Bonds to be immediately due and payable; or

                           (g)      receipt  of notice by the  Trustee  from the
 Bank,  within  the time  limit
stipulated in the terms of the Letter of Credit following a draw on such Letter of Credit for payment of interest on Bonds that will remain Outstanding after the application of the proceeds of such drawing, stating that the Letter of Credit will not be reinstated with respect to such interest; or

                           (h)      failure  by the  Borrower  to cause a
 Substitute  Letter  of  Credit to be
issued and delivered to the Trustee on or prior to the Interest Payment Date immediately preceding the Letter of Credit Termination Date, unless the Outstanding Bonds covered by the Letter of Credit have been called for mandatory redemption in accordance with Section 4.01(b)(1).

                  The terms "default" or "failure" as used in this Section mean a default or failure by the Issuer in the observance or performance of any of the covenants, agreements or obligations on its part to be observed or performed and contained in this Indenture or in the Bonds or a default or failure by the Borrower in the observance or performance of any of the covenants, agreements or obligations on its part to be observed or performed and contained in the Loan Agreement or related loan documents, exclusive of any period of grace or notice required to constitute an Event of Default as provided above or in the Loan Agreement.

                  As soon as practicable after it gains actual knowledge of any Event of Default, the Trustee shall notify the Bank, the Borrower, the Issuer, the Tender Agent and the Remarketing Agent.

                  Anything contained in this Indenture to the contrary notwithstanding, so long as the Bank is not in default under the terms of the Letter of Credit, (i) no failure or default described in subsections (d) or (e) above shall constitute an Event of Default without the prior written consent of the Bank, and (ii) no notice of an Event of Default shall be given by the Trustee to the Bondholders without the prior written consent of the Bank, except notice of an Event of Default described in subsection (f), (g) or (h) above.

                  SECTION 8.02 Acceleration. If any Event of Default described in Sections 8.01(a), (b), (c), (d) or (e) of this Indenture occurs, the Trustee, by written notice to the Issuer, the Bank and the Borrower and with the written consent of the Bank, may declare, and shall declare, upon written request of the Owners of twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding, the principal amount of all Bonds then Outstanding, together with the interest accrued thereon, to be immediately due and payable. If any Event of Default described in Section 8.01(f), (g) or (h) occurs, the Trustee, by written notice to the Issuer, the Bank and the Borrower, shall declare the principal amount of all Bonds then Outstanding, together with the interest accrued thereon, to be immediately due and payable, and no consent of the Bank shall be required. The date as of which the Trustee declares the principal of the Outstanding Bonds to be due and payable is herein referred to as the "Acceleration Date." The Bonds shall become immediately due and payable, at a price equal to 100% of the aggregate principal amount thereof plus interest accrued to the Acceleration Date (the "Acceleration Price"), on the first (1st) Business Day following the Acceleration Date (the "Payment Date").

                  Upon declaring the Bonds immediately due and payable in accordance with the foregoing paragraph, the Trustee shall immediately exercise such rights as it may have under the Loan Agreement to declare all payments thereunder to be immediately due and payable and shall immediately make a draw upon the Letter of Credit for the amount that is required to pay the Acceleration Price on the Payment Date. Upon receipt by the Trustee of the full amount drawn on the Letter of Credit pursuant to the foregoing provisions and provided that sufficient Available Money is in the Bond Fund to pay all sums due and payable to the Bondholders, (i) interest on the Bonds shall cease to accrue on the Acceleration Date, and (ii) the Bank shall be subrogated to all right, title and interest of the Trustee and the Bondholders in and to the Loan Agreement, the Facility and any other security held for the payment of the Bonds (except any funds held in the Bond Fund or any account with respect to Undelivered Bonds which are identified for the payment of the Bonds or the Purchase Price of Undelivered Bonds and any funds in the Rebate Fund) all of which, upon payment of any fees and expenses due and payable to the Trustee pursuant to the Loan Agreement or this Indenture, shall be assigned by the Trustee to the Bank.

                  As soon as possible, the Trustee shall give written notice of any acceleration of the Bonds to the Bondholders. Such notice of acceleration
(i) shall be given in the name of the Issuer; (ii) shall identify the accelerated Bonds (by name, series, date of issue, interest rate and maturity date); (iii) shall specify the Acceleration Date; (iv) shall specify the Payment Date and the Acceleration Price; (v) shall state that the interest on such Bonds ceased to accrue on the Acceleration Date; (vi) shall state the reason for the acceleration; and (vii) shall state that on the Payment Date the Acceleration Price will be payable at the Principal Corporate Trust Office of the Trustee. The Trustee shall use "CUSIP" numbers on such notice as a convenience to Bondholders and such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Bonds or as contained in any notice of acceleration and that reliance may be placed only on the registration number and description printed on the Bonds. A copy of such notice of acceleration shall be mailed, by registered, certified or overnight mail, to the Rating Agency, but failure to mail any such notice or any defect in the mailing thereof shall not affect the validity of such acceleration.

                  If, after the principal of and interest on the Bonds has been so declared to be due and payable immediately and before any judgment or decree for the payment of the money due shall have been obtained or entered, all arrears of principal and interest on Bonds are paid, the Letter of Credit is reinstated (in an aggregate amount not less than the principal amount of the Outstanding Bonds plus (i) if Bonds are Variable Rate Bonds, 45 days' interest on such Outstanding Bonds calculated at the Maximum Rate, or (ii) if Outstanding Bonds are Fixed Rate Bonds, interest on such Outstanding Bonds at the Fixed Rate for the number of days required by Section 5.01), the reasonable charges and expenses of the Trustee are paid or duly provided for to the satisfaction of the Trustee, and any and all other defaults known to the Trustee (other than in the payment of principal of and interest on the Bonds due and payable solely by reason of such declaration) shall have been made good or cured to the satisfaction of the Trustee or provision deemed by the Trustee to be adequate shall have been made therefor, then, and in every such case, the Owners of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding, by written notice to the Issuer, the Bank, the Borrower and the Trustee, or the Trustee, if such declaration was made by the Trustee, may, on behalf of the Owners of all Bonds, rescind and annul such declaration and its consequences and waive such default. No such rescission and annulment shall extend to or affect any subsequent default or impair or exhaust any right or power in consequence thereof.

                  Any of the foregoing provisions to the contrary notwithstanding, except upon the occurrence of an Event of Default described in
Section 8.01(f), (g) or (h), no Owners of Bonds shall have any right to require the Trustee to accelerate the Bonds, and the Trustee shall not be obligated to give any Bondholder notice of a default under the Indenture, the Loan Agreement or any other documents executed and delivered in connection with the Bonds, unless the Bank shall be in default of its obligations under any Letter of Credit or a voluntary or involuntary case has been commenced by or against the Bank by the filing of a petition under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts.

                  SECTION 8.03 Other Remedies. If any Event of Default occurs and is continuing, the Trustee, before or after declaring the principal of the Bonds immediately due and payable, may enforce each and every right granted to the Issuer or the Trustee under the Loan Agreement, the Letter of Credit or any other security instrument, or under any supplements or amendments thereto, and shall, at all times complying with the provisions of Section 8.02 of this Indenture, apply any Revenues or Available Money in the Bond Fund held by the Trustee to the payment of principal of or interest on the Bonds. In exercising such rights and the rights given the Trustee under this Article VIII, the Trustee shall take such action as, in the judgment of the Trustee, applying the standards described in Section 9.01 of this Indenture, would best serve the interests of the Bondholders.

                  SECTION 8.04 Legal Proceedings By Trustee. If any Event of Default has occurred and is continuing, the Trustee in its discretion may and, upon the written request of the Bank or the Owners of twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding (subject to the consent of the Bank, if the Bank is not then in default of its obligations under the Letter of Credit and no voluntary or involuntary case has been commenced by or against the Bank under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts) and receipt of indemnity to its satisfaction shall, in its own name:

                           (a)      By  mandamus,  other  suit,  action  or
proceeding  at law  or in  equity,
enforce all rights of the Bondholders, including the right to require the Issuer to collect the amounts payable under the Loan Agreement and to require the Issuer to carry out any other provisions of this Indenture for the benefit of the Bondholders and to perform its duties under the Act;

                           (b)      Bring suit upon the Bonds;

                           (c)      By action or suit in equity  require  the
Issuer to  account as if it were
the trustee of an express trust for the Bondholders; or

                           (d)      By  action  or  suit in  equity  enjoin  any
  acts or  things  that  may be
unlawful or in violation of the rights of the Bondholders.

                  SECTION 8.05 Discontinuance of Proceedings by Trustee. If any proceeding taken by the Trustee on account of any Event of Default is discontinued or is determined adversely to the Trustee, then the Issuer, the Trustee, the Bondholders and the Bank shall be restored to their former positions and rights hereunder as though no such proceeding had been taken, but subject to the limitations of any such adverse determination.

                  SECTION 8.06 Bondholders May Direct Proceedings by Trustee. The Owners of a majority in aggregate principal amount of all Bonds Outstanding hereunder shall have the right to direct the method and place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be otherwise than in accordance with law or the provisions of this Indenture, and that the Trustee shall not be required to comply with any such direction which it deems to be unlawful or unjustly prejudicial to Bondholders not parties to such direction. The foregoing provisions of this Section 8.06 to the contrary notwithstanding, the Bank shall have the right to direct the method and the place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be otherwise than in accordance with law or the provisions of this Indenture, so long as the Bank shall not be in default with respect to its obligations under the Letter of Credit.

                  SECTION 8.07 Limitations on Actions By Bondholders. Anything in this Indenture to the contrary notwithstanding, no Bondholder shall have any right to pursue any remedy hereunder or under the Loan Agreement unless:

                           (a)      The Trustee shall have been given written
notice of an Event of Default;

                           (b)      The Owners of at least  twenty-five  percent
  (25%) in aggregate  principal
amount of all Bonds Outstanding shall have made a written request to the Trustee to exercise the powers herein granted or to pursue such remedy in its or their name or names;

                           (c)      The Trustee shall have been offered
indemnity  satisfactory  to it against costs, expenses and liabilities;

                           (d)      The  Trustee  shall  have  failed to  comply
with  such  request  within a reasonable time; and

                           (e)      The Bank  shall be in  default  of its
 obligations  under  the  Letter  of
Credit or a voluntary or involuntary case has been commenced by or against the Bank by the filing of a petition under the United States Bankruptcy Code or any other law relating to bankruptcy, insolvency, reorganization, winding-up or composition or adjustment of debts;

provided, however, that nothing herein shall affect or impair the right of any Owner of any Bond to enforce payment of the principal of such Bond and interest thereon at and after the maturity thereof, or the obligation of the Issuer to pay such principal and interest to the respective Owners of the Bonds at the time and place, from the source and in the manner expressed herein and in the Bonds; and provided further that such action shall not disturb or prejudice the lien of this Indenture.

                  SECTION 8.08 Trustee May Enforce Rights Without Possession of Bonds. All rights under the Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceedings instituted by the Trustee shall be brought in its name for the ratable benefit of the Owners of the Bonds.

                  SECTION 8.09 Delays and Omissions Not to Impair Rights. No delay or omission in respect of exercising any right or power accruing upon any Event of Default shall impair such right or power or be a waiver of such Event of Default and every remedy given by this Article VIII may be exercised, from time to time, and as often as may be deemed expedient.

                  SECTION 8.10 Application of Money in Event of Default. Any money received by the Trustee under this Article VIII shall be applied in the order listed below (provided that any money received by the Trustee upon drawing under Letter of Credit, together with Available Money on deposit in the Bond Fund and available for payment of principal and interest on all Outstanding Bonds, any money held by the Trustee upon the nonpresentment of Bonds and any money held by the Trustee for the defeasance of Bonds pursuant to Article XI shall be applied only as provided in clause (b) below and only to pay outstanding principal and accrued interest, as provided in the Letter of Credit, with respect to Bonds of the series to which it relates):

                           (a)      To the  payment  of the fees and  expenses
of the  Trustee  and the Issuer including  reasonable counsel fees and expenses, and any disbursements of the Trustee with interest thereon and its reasonable compensation;

                           (b)      To the  payment  of  principal  and interest
  then  owing  on  the  Bonds,
including any interest on overdue interest, and in case such money shall be insufficient to pay the same in full, then to the payment of principal and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest; and

                           (c)      To  reimbursement  of the  Bank  for any
 unreimbursed  drawing  under  any
Letter of Credit or other obligations owing by the Borrower to the Bank under the Letter of Credit Agreement.

                  The surplus, if any, remaining after application of money as set forth above shall be paid to the Borrower or to the person lawfully entitled to receive the same as a court of competent jurisdiction may direct.

                  SECTION 8.11 Trustee and Bondholders Entitled to All Remedies Under Act; Remedies Not Exclusive. It is the purpose of this Article VIII to provide to the Trustee and the Bondholders all rights and remedies as may be lawfully granted under the provisions of the Act; but should any remedy herein granted be held unlawful, the Trustee and the Bondholders shall nevertheless be entitled to every remedy permitted by the Act. It is further intended that, insofar as lawfully possible, the provisions of this Article VIII shall apply to and be binding upon any trustee or receiver appointed under the Act.

                  No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                  SECTION 8.12 Trustee's Right to Receiver. As provided by the Act, the Trustee shall be entitled as of right to the appointment of a receiver; and the Trustee, the Bondholders and any receiver so appointed shall have such rights and powers and be subject to such limitations and restrictions as may be contained in or permitted by the Act.

                  SECTION 8.13 Subrogation Rights of Bank. The Trustee agrees that the Bank shall be subrogated to all rights, remedies and collateral of the Trustee under the Indenture, the Loan Agreement or any other document or instrument, to the extent the Bank has honored a draw under the Letter of Credit and has not been reimbursed or paid therefor.

                  SECTION 8.14 Waiver of Default. So long as the Bank is not in default of its obligations under the Letter of Credit and the Letter of Credit are in full force and effect, the Bank may waive an Event of Default, except an Event of Default described in Section 8.01(h) hereof, and if the Bank does so, the Trustee must also waive such Event of Default. The Trustee may not waive an Event of Default under this Indenture if any Letter of Credit has not been reinstated to cover principal and interest on Bonds in accordance with the terms of the Letter of Credit. Any such wavier by the Bank and reinstatement must made in writing by the Bank and delivered to the Trustee.

                                   ARTICLE IX

            THE TRUSTEE; THE TENDER AGENT; AND THE REMARKETING AGENT


                  SECTION 9.01 Duties, Immunities and Liabilities of Trustee.
(a) Prior to an Event of Default of which the Trustee has been notified, is deemed to have notice or has actual knowledge and after the curing of all Events of Default which may have occurred, the Trustee undertakes to perform such duties, and only such duties, as are specifically set forth in this Indenture. Following the occurrence of an Event of Default and until such Event of Default has been cured, the Trustee shall exercise those rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

                           (b)      The  Issuer  shall  remove  the  Trustee  if
 at  any  time  the  Issuer  is
requested to do so by an instrument or concurrent instruments in writing signed by the Owners of not less than a majority in aggregate principal amount of the Bonds then Outstanding (or their attorneys duly authorized in writing), or if the Trustee shall become incapable of acting or shall be adjudged bankrupt or insolvent, or if a receiver of the Trustee or its property shall be appointed, or if any public officer shall take control or charge of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, in each case by giving written notice of such removal to the Trustee. Thereupon the Issuer shall appoint, at the direction of the Borrower or with the consent of the Borrower and, in either case, with the consent of the Bank, a successor Trustee by an instrument in writing.

                           (c)      The  Trustee  may  at  any  time  resign  by
  giving   written   notice  of
resignation to the Issuer and the Bank and by giving the Bondholders notice of such resignation by mail at the addresses shown on the Bond Register. Upon receiving notice of resignation from the Trustee, the Issuer shall promptly appoint, with the consent of the Bank and the Borrower, a successor Trustee by an instrument in writing.

                           (d)      Any removal or  resignation  of the Trustee
  shall  become  effective  only
upon appointment and acceptance of appointment by a successor trustee and transfer of the Letter of Credit to such successor trustee. If no successor Trustee shall have been appointed and accepted appointment within forty-five
(45) days following notice of resignation or removal of the Trustee as aforesaid, the Trustee (in the case of its resignation), or the Issuer (in the case of the Trustee's removal), or any Bondholder (on behalf of himself and all other Bondholders) may petition any court of competent jurisdiction for the appointment of a successor Trustee. Any successor Trustee appointed under this Indenture shall signify its acceptance of such appointment by executing and delivering to the Issuer and to the predecessor Trustee a written acceptance thereof, and thereupon such successor Trustee, without any further act, deed or conveyance, shall become vested with all the money, estates, properties, rights, powers, trusts, duties and obligations of such predecessor Trustee, with like effect as if originally named Trustee herein. Nevertheless, at the request of the Issuer or of the successor Trustee, the Trustee that has resigned or been removed shall execute and deliver any and all instruments of conveyance or further assurance and do such other things as may reasonably be required for more fully and certainly vesting in and confirming to such successor Trustee all the right, title and interest of such predecessor Trustee in and to any property held by it under this Indenture and effecting a transfer of the Letter of Credit to such successor Trustee and shall pay over, transfer, assign and deliver to the successor Trustee any money or other property subject to the trusts and conditions herein set forth. Upon request of the successor Trustee, the Issuer shall execute and deliver any and all instruments as may be reasonably required for more fully and certainly vesting in and confirming to such successor Trustee all such money, estates, properties, rights, powers, trusts, duties and obligations, including a transfer of the Letter of Credit to such successor Trustee. Notice of the appointment of a successor Trustee and of such successor Trustee's acceptance of appointment shall be given by the Issuer to the Rating Agency and to the Bondholders by first class mail. If the Issuer fails to mail such notice within fifteen (15) days following the successor Trustee's acceptance of appointment and the transfer of the Letter of Credit to the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Borrower.

                           (e)      Any  successor  Trustee  (i)  shall  be a
trust  company  or  bank  having
corporate trust powers duly authorized to accept trusts of the character herein described, (ii) shall have a corporate trust office in the Commonwealth or shall otherwise be authorized by laws of the Commonwealth to accept and perform trusts of the character herein described, (iii) shall have combined capital and surplus of at least Fifty Million Dollars ($50,000,000), and (iv) shall be subject to supervision or examination by federal or state authorities. If such bank or trust company publishes a report of condition at least annually, pursuant to law or the requirements of any federal or state supervising or examining Issuer, then for the purpose of this subsection the combined capital and surplus of such bank or trust company shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  SECTION 9.02 Merger or Consolidation. Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which it shall be a party or any corporation or national banking association to which the Trustee may sell or transfer all or substantially all of its corporate trust business, provided such corporation or national banking association shall be eligible under Section 9.01(e), shall be the successor to such Trustee without the execution or filing of any paper or any further act, anything herein to the contrary notwithstanding.

                  SECTION 9.03 Liability of Trustee. (a) The recitals of facts herein and in the Bonds contained shall be taken as statements of the Issuer, and the Trustee shall assume no responsibility for the correctness of the same, or make any representations as to the validity or sufficiency of this Indenture or of the Bonds or shall incur any responsibility in respect thereof, other than in connection with the duties or obligations herein or in the Bonds assigned to or imposed upon it. The Trustee shall, however, be responsible for its representations contained in its certificate of authentication on the Bonds. The Trustee shall not be liable in connection with the performance of its duties hereunder, except for its own gross negligence or willful misconduct. The Trustee may become the owner of Bonds with the same rights it would have if it were not Trustee and, to the extent permitted by law, may act as depositary for and permit any of their officers or directors to act as a member of, or in any other capacity with respect to, any committee formed to protect the rights of Bondholders, whether or not such committee shall represent the Owners of a majority in principal amount of the Bonds then Outstanding.

                           (b)      The  Trustee  shall not be liable  for any
 error of  judgment  made in good
faith by a responsible officer, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts.

                           (c)      The  Trustee  shall not be  liable  with
respect  to any  action  taken or
omitted to be taken by it in good faith in accordance with the direction of the Owners of not less than a majority in aggregate principal amount of the Bonds at the time Outstanding relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Indenture.

                           (d)      The Trustee  shall be under no  obligation
 to exercise any of the rights or
powers vested in it by this Indenture (other than the making of draws under the Letter of Credit in accordance with their terms and the terms of this Indenture, declaring the principal of the Bonds to be immediately due and payable when required hereunder or making payments on the Bonds when due) at the request, order or direction of any of the Bondholders pursuant to the provisions of this Indenture unless such Bondholders shall have offered to the Trustee indemnification to its satisfaction for indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                           (e)      The  Trustee  shall not be liable for any
 action  taken by it in good faith
and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  SECTION 9.04 Right of Trustee to Rely on Documents. The Trustee may conclusively rely upon, and shall be protected in acting upon, any notice, resolution, request, consent, order, certificate, report, opinion, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Trustee may consult with counsel, who may be counsel of or to the Issuer, with regard to legal questions, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder in good faith and in accordance therewith.

                  The Trustee shall not be bound to recognize any person as the Owner of a Bond unless and until such Bond is submitted for inspection, if required, and his title thereto is satisfactorily established, if disputed.

                  Whenever in the administration of the trusts imposed upon it by this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a Certificate of the Issuer, and such Certificate shall be full warrant to the Trustee for any action taken or suffered in good faith under the provisions of this Indenture in reliance upon such Certificate, but in its discretion the Trustee may, in lieu thereof, accept other evidence of such matter or may require such additional evidence as it may deem reasonable.

                  SECTION 9.05      Preservation and Inspection of Documents.
                                    ----------------------------------------

                           (A)      All  documents  received  by the  Trustee
 under  the  provisions  of  this
Indenture shall be retained in its possession and shall be subject during normal business hours of the Trustee to the inspection of the Issuer and any Bondholder, and their agents and representatives duly authorized in writing, at reasonable hours and under reasonable conditions.

                           (B)      The Trustee  covenants and agrees that it
shall maintain a current list of the names and addresses of all the Bondholders.

                  SECTION 9.06 Compensation. The Trustee shall be paid (solely from Additional Payments) from time to time reasonable compensation for all services rendered under this Indenture, and also all reasonable expenses, charges, legal and consulting fees and other disbursements and those of its attorneys, agents and employees, incurred in and about the performance of its powers and duties under this Indenture.

                  SECTION 9.07 The Tender Agent. Allfirst Bank, the initial Tender Agent appointed by the Borrower, and each successor tender agent appointed in accordance herewith, shall designate its office and signify its acceptance of the duties and obligations imposed upon it as described herein by a written instrument of acceptance delivered to the Trustee and the Borrower under which the Tender Agent shall, among other things:

                           (a)      hold all Bonds  delivered  to it  hereunder
 in trust for the benefit of the
respective owners of Bonds which shall have so delivered such Bonds until money representing the Purchase Price of such Bond shall have been delivered to or for the account of or to the order of such Owners of Bonds. Upon delivery of money representing the Purchase Price of such Bonds to or for the account of or to the order of such Owners of Bonds, the Tender Agent shall hold all such Bonds which are required to be delivered to the Pledged Bonds Custodian pursuant to Section 5.06(b) of this Indenture, as the agent of the Bank for the purpose of perfecting the Bank's security interest therein under the Pledge Agreement (which agency shall terminate upon delivery of such Bonds by the Tender Agent to or upon the order of the Bank in accordance with such Section 5.06(b)); and

                           (b)      hold all  money  delivered  to it  hereunder
  and under  the  Tender  Agent
Agreement for the purchase of such Bonds in a separate account in trust for the benefit of the person or entity which shall have so delivered such money until required to transfer such funds as provided herein.

                  SECTION 9.08 Removal or Resignation of Tender Agent; Qualification of Successors. The Tender Agent may at any time resign and be discharged of its duties and obligations by giving at least sixty (60) days' written notice to the Issuer, the Trustee, the Remarketing Agent, the Bank and the Borrower; provided that such resignation shall not take effect until the appointment of a successor Tender Agent and such successor's acceptance of such appointment in accordance with the provisions of this Indenture. With the prior written approval of the Bank, the Tender Agent may be removed by the Borrower at any time, upon written notice to the Issuer, the Trustee and the Remarketing Agent.

                  The Borrower, with the prior written consent of the Bank, may appoint a successor Tender Agent. Any successor Tender Agent (i) shall be a bank or trust company, duly organized under the laws of the United States of America or any state or territory thereof, having a combined capital stock, surplus and undivided profits of at least Fifty Million Dollars ($50,000,000) or a wholly-owned subsidiary of such a bank or trust company, and (ii) shall be authorized by law to perform all duties imposed upon it by this Indenture, and

                  Any removal or resignation of the Tender Agent shall become effective only upon appointment and acceptance of appointment by a successor Tender Agent. If no successor Tender Agent shall have been appointed and accepted appointment within forty-five (45) days following notice of resignation or removal of the Tender Agent as aforesaid, the Tender Agent (in the case of its resignation), or the Issuer (in the case of the Tender Agent's removal), or any Bondholder (on behalf of himself and all other Bondholders) may petition any court of competent jurisdiction for the appointment of a successor Tender Agent. Any successor Tender Agent appointed under this Indenture shall signify its acceptance of such appointment by executing and delivering to the Issuer and to the predecessor Tender Agent a written acceptance thereof, and thereupon such successor Tender Agent, without any further act, deed or conveyance, shall become vested with all the money, estates, properties, rights, powers, trusts, duties and obligations of such predecessor Tender Agent, with like effect as if originally named Tender Agent herein. Nevertheless, at the request of the Issuer or of the successor Tender Agent, the Tender Agent that has resigned or been removed shall execute and deliver any and all instruments of conveyance or further assurance and do such other things as may reasonably be required for more fully and certainly vesting in and confirming to such successor Tender Agent all the right, title and interest of such predecessor Tender Agent in and to any property held by it under this Indenture and effecting a transfer of the Letter of Credit to such successor Tender Agent and shall pay over, transfer, assign and deliver to the successor Tender Agent any money or other property subject to the trusts and conditions herein set forth. Upon request of the successor Tender Agent, the Issuer shall execute and deliver any and all instruments as may be reasonably required for more fully and certainly vesting in and confirming to such successor Tender Agent all such money, estates, properties, rights, powers, trusts, duties and obligations.. Notice of the appointment of a successor Tender Agent and of such successor Tender Agent's acceptance of appointment shall be given by the Borrower to the Rating Agency and to the Bondholders by first class mail. If the Borrower fails to mail such notice within fifteen (15) days following the successor Tender Agent's acceptance of appointment, the successor Tender Agent shall cause such notice to be mailed at the expense of the Borrower.

                  Upon the effectiveness of any resignation or removal of the Tender Agent, the Tender Agent resigning or being removed shall deliver any Bonds and money held by it in such capacity to the successor Tender Agent.

                  SECTION 9.09 Qualifications of Remarketing Agent; Resignation; Removal. The Remarketing Agent shall be a financial institution or registered broker/dealer authorized by law to perform all of the duties imposed upon it by this Indenture. The Remarketing Agent may at any time resign and be discharged of its duties and obligations created by this Indenture by giving at least thirty (30) days' notice to the Issuer, the Borrower and the Trustee. The Remarketing Agent may be removed by the Borrower at any time, upon not less than thirty (30) days' written notice filed with the Remarketing Agent, the Issuer and the Trustee. Upon the resignation or removal of the Remarketing Agent, the Borrower shall appoint a successor Remarketing Agent and shall provide written notice thereof to the Issuer and the Trustee. No resignation or removal of the Remarketing Agent shall become effective until a successor Remarketing Agent is appointed and accepts such appointment. .

                  SECTION 9.10 Construction of Ambiguous Provisions. The Trustee may construe any provision of this Indenture insofar as such may appear to be ambiguous or inconsistent with any other provision of this Indenture; and any construction of any such provision by the Trustee in good faith shall be binding upon the Owners of the Bonds.

                                                   ARTICLE X

                                  MODIFICATION OR AMENDMENT OF THIS INDENTURE


                  SECTION 10.01 Amendments Permitted. This Indenture and the rights and obligations of the Issuer, the Trustee and the Owners of the Bonds hereunder may be modified or amended from time to time and at any time for any lawful purpose, by an indenture or indentures supplemental hereto, which the Issuer and the Trustee may enter into without the consent of any Bondholder but with the prior written consent of the Borrower and the Bank (as long as the Bank is not in default under the Letter of Credit); provided, however, that the consent of the Bank shall not be required in connection with the execution and delivery of any Supplemental Indenture to become effective only upon delivery and acceptance by the Trustee of a Substitute Letter of Credit.

                  The foregoing to the contrary notwithstanding, no such modification or amendment shall, without the consent of the Borrower and the Owners of all Bonds then Outstanding, (i) extend the maturity date of any Bond,
(ii) reduce the amount of principal thereof, (iii) extend the time of payment or change the method of computing the rate of interest thereon, without the consent of the Owner of each Bond so affected, or eliminate the Owners' rights to tender Bonds, (iv) extend the due date for the purchase of Bonds tendered by the Owners thereof, or (v) reduce the Purchase Price of such Bonds; provided, however, that no consent of the Holders of the Bonds then Outstanding shall be required for any modification or amendment to this Indenture which is to become effective only following a mandatory tender of all Bonds for purchase in connection with the exercise of the Conversion Option. It shall not be necessary for the consent of the Bondholders to approve the particular form of any Supplemental Indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  Promptly after the execution by the Issuer and the Trustee of any Supplemental Indenture pursuant to this Section 10.01, the Trustee shall mail a notice, setting forth in general terms the substance of such Supplemental Indenture, to each Rating Agency and to the Owners of the Bonds at the addresses of such Owners shown on the Bond Register. Any failure to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Indenture.

                  The foregoing to the contrary notwithstanding, the Trustee may not accept any amendment to the Letter of Credit resulting from a decrease in the Maximum Rate or a decrease in the number of days of accrued interest covered by such Letter of Credit, unless the Trustee shall have received (a) a written response to a notice of such amendment from Moody's (if the Bonds are then rated by Moody's) and S&P (if the Bonds are then rated by S&P) indicating that such decrease will not result in the ratings of the Bonds being reduced or withdrawn, or (b) the consent of the Owners of all of the Bonds paid from such Letter of Credit in the manner described above.

                  SECTION 10.02 Effect of Supplemental Indenture. Upon the execution of any Supplemental Indenture pursuant to this Article, this Indenture shall be deemed to be modified and amended in accordance therewith, and the respective rights, duties and obligations under this Indenture of the Issuer, the Trustee and all Owners of Bonds Outstanding shall thereafter be determined, exercised and enforced subject in all respects to such modification and amendment, and all the terms and conditions of any such Supplemental Indenture shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                  SECTION 10.03 Trustee Authorized to Join in Amendments and Supplements; Reliance on Counsel. The Trustee is authorized to join with the Issuer in the execution and delivery of any supplemental indenture or amendment permitted by this Article X and in so doing shall be fully protected by an Opinion of Counsel that such supplemental indenture or amendment is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding agreement have been done.

                                                  ARTICLE XI

                                                  DEFEASANCE


                  SECTION 11.01 Defeasance. When the principal of, and premium (if any) and interest on, all Bonds issued hereunder have been paid, or provision has been made for payment of the same and any Purchase Price which may become payable pursuant to Article V, together with the compensation and expenses of the Trustee and all other sums payable hereunder by the Issuer or the Borrower, the right, title and interest of the Trustee in and to the Trust Estate shall thereupon cease and the Trustee, on demand of the Issuer or the Borrower, shall release this Indenture and shall execute such documents to evidence such release as may be reasonably required by the Issuer or the Borrower and shall turn over to the Borrower or to such person, body or Issuer as may be entitled to receive the same all balances then held by it hereunder not required for the payment of the Bonds and such other sums and shall surrender the Letter of Credit to the Bank; provided that (a) any proceeds of the Letter of Credit not required for payment of the Bonds shall be turned over to the Bank and (b) in the event there has been a drawing under the Letter of Credit for which the Bank has not been fully reimbursed pursuant to the Letter of Credit Agreement or any other obligations are then due and owing to the Bank under the Letter of Credit Agreement, the Trustee shall assign and turn over to the Bank, as successor, subrogee or otherwise, all of the Trustee's right, title and interest under this Indenture, all balances held hereunder (excluding the Rebate Fund) not required for the payment of the Bonds and such other sums and the Trustee's right, title and interest in, to and under the Loan Agreement and any other property comprising the Trust Estate. If payment or provision therefor is made with respect to less than all of the Bonds, the particular Bonds (or portions thereof) for which provision for payment shall have been considered made shall be selected by lot or by such other method as the Trustee deems fair and appropriate, and thereupon the Trustee shall take similar action for the release of this Indenture with respect to such Bonds.

                  SECTION 11.02     Provision for Payment.
                                    ---------------------

                           (a)      Provision  for the  payment of Bonds shall
 be deemed to have been made when
the Trustee holds in the Bond Fund (1) cash in an amount sufficient to make all payments (including principal, premium, if any, interest and Purchase Price payments, if any) specified in Section 11.01 with respect to such Bonds, or (2) Government Obligations maturing on or before the date or dates when the payments specified above shall become due, the principal amount of which and the interest thereon, when due, is or will be, in the aggregate, sufficient without reinvestment to make all such payments, or (3) any combination of cash and Government Obligations the amounts of which and interest thereon, when due, are or will be, in the aggregate, sufficient without reinvestment to make all such payments; provided that (i) such amount on deposit shall be deemed sufficient only if (A) while Bonds bear interest at a Variable Rate, it provides for payment of interest at the Maximum Rate and the Issuer shall have surrendered any power hereunder to thereafter change the Maximum Rate, or (B) while Bonds bear interest at a Fixed Rate, it provides for payment of interest at such Fixed Rate, (ii) the Bond Trustee shall have received an Opinion of Bond Counsel to the effect that a deposit of obligations described in clause (2) or (3) above will not adversely affect the exclusion from gross income for federal income tax purposes of the interest on any of the Bonds or cause any of the Bonds to be classified as "arbitrage bonds" within the meaning of Section 148 of the Code,
(iii) the Trustee shall have received written notice from each Rating Agency that such provision for payment of the Bonds will result in a rating on the Bonds equal to or higher than the then current rating; and (iv) provision for payment of Bonds shall be deemed to be made only if (A) the Trustee holds in the Bond Fund cash constituting Available Money or such obligations purchased with Available Money for payment of such Bonds in amounts sufficient to make all payments specified above with respect to such Bonds, as verified by an accountant's certification in form and by an accountant acceptable to the Trustee and the Rating Agency, and (B) in the case of Variable Rate Bonds, the Bonds have been called for redemption on a date not more than 90 days from the date provision for payment is being made pursuant to this Section and, in determining the sufficiency of amounts held to make payments with respect to the Bonds, there shall be excluded any and all interest expected to be earned on obligations held by the Trustee.

                           (b)      Neither the money nor the obligations
  deposited with the Trustee  pursuant
to this Article shall be withdrawn or used for any purpose other than, and such obligations and money shall be segregated and held in trust for, the payment of the principal or redemption price of, premium, if any, on and interest on, the Bonds (or portions thereof), or for the payment of the Purchase Price of such Bonds in accordance with Article V. While Bonds are Variable Rate Bonds, such money, if not then needed for such purpose, shall, but only to the extent practicable, be invested and reinvested in Government Obligations maturing on or prior to the earlier of (i) the date moneys may be required for the purchase of Bonds pursuant to Article V and (ii) the Interest Payment Date next succeeding the date of investment or reinvestment.

                           (c)      Whenever money or  obligations  shall be
 deposited with the Trustee for the
payment or redemption of Bonds more than 60 days prior to the date that such Bonds are to mature or be redeemed, the Trustee shall mail a notice to the Holders of Bonds for the payment of which such money or obligations are being held at their registered addresses stating that such money or obligations have been deposited. Such notice shall also be sent by the Trustee to the Rating Agency. Notwithstanding the foregoing, no delivery to the Trustee under this Section shall be deemed a payment of any Bonds which are to be redeemed prior to their stated maturity until such Bonds shall have been irrevocably called or designated for redemption on a date thereafter on which such Bonds may be redeemed in accordance with the provisions of this Indenture and proper notice of such redemption shall have been given in accordance with Article IV or the Issuer shall have given the Bond Trustee, in form satisfactory to the Bond Trustee, irrevocable instructions to give, in the manner and at the times prescribed by Article IV, notice of redemption.

                  SECTION 11.03 Deposit of Funds for Payment of Bonds. If the principal or Purchase Price of any Bonds becoming due, either at maturity or by call for redemption or tender or otherwise, together with the premium (if any) thereon and all interest accruing thereon to the due date, has been paid or provision therefor made in accordance with Section 11.02, all interest on such Bonds shall cease to accrue on the due date and all liability of the Issuer with respect to such Bonds shall likewise cease, except as hereinafter provided. Thereafter, (a) any surplus balance held by the Trustee with respect to such Bonds over the principal of, premium (if any) on and actual interest accrued on such Bonds shall be paid to the Bank as a return of excess funds drawn under the Letter of Credit and (b) the Holders of such Bonds shall be restricted exclusively to the funds so deposited for any claim of whatsoever nature with respect to such Bonds, and the Trustee shall hold such funds in trust for such Holders uninvested and without liability for interest thereon. Money so deposited with the Trustee which remain unclaimed five years after the date payment thereof becomes due shall, at the request of the Borrower (or the Bank) and if neither the Issuer nor the Borrower is at the time to the knowledge of the Trustee in default with respect to any covenant contained in the Indenture, the Bonds or the Loan Agreement, be paid to the Borrower (or to the Bank, as provided in Section 11.01 with respect to surplus balances), and the Holders of the Bonds for which the deposit was made shall thereafter be limited to a claim against the Borrower; provided that the Trustee, before making payment to the Borrower, may, at the expense of the Borrower, cause a notice to be given to the Holders at their registered addresses, stating that the moneys remaining unclaimed will be returned to the Borrower after a specified date.

                  SECTION 11.04 Survival of Certain Provisions. Notwithstanding the foregoing, any provisions of this Indenture which relate to the maturity of Bonds, interest payments and dates thereof, optional and mandatory redemption provisions, credit against mandatory sinking fund requirements, exchange, transfer and registration of Bonds, replacement of mutilated, lost, wrongfully taken or destroyed Bonds, safekeeping and cancellation of Bonds, nonpresentment of Bonds, holding of money in trust, payment of money to the Borrower and the Bank, the rebate of moneys to the United States in accordance with Section 148(f) of the Code, and the duties of the Trustee in connection with all of the foregoing, shall remain in effect and be binding upon the Trustee and the Holders notwithstanding the release and discharge of this Indenture. The provisions of this Article shall survive the release, discharge and satisfaction of this Indenture.

                                                  ARTICLE XII

                                                 MISCELLANEOUS


                  SECTION 12.01 Liability of Issuer Limited to Revenues. Notwithstanding anything to the contrary contained in this Indenture or in the Bonds, the Issuer shall not be required to advance or pay any money derived from any source other than the Revenues and other assets pledged under this Indenture for any of the purposes in this Indenture mentioned, whether for the payment of the principal of or interest on the Bonds or for any other purpose of this Indenture. Notwithstanding any provisions of this Indenture to the contrary, no recourse under or upon any obligation, covenant or agreement contained herein or in any Bond shall be had against the Issuer, it being expressly agreed and understood that the obligations of the Issuer hereunder, and under the Bonds and elsewhere, are solely corporate obligations of the Issuer and shall be enforceable only out of the Issuer's interest in this Indenture and the Loan Agreement and there shall be no other recourse against the Issuer or any property now or hereafter owned by it and after entry of judgment against the Issuer by virtue of the power herein contained, the Trustee shall mark the judgment index to the effect that the judgment is limited as aforesaid.

                  SECTION 12.02 Limitation of Liability of Directors, Etc. of Issuer. No covenant, agreement, provision or obligation contained herein shall be deemed to be a covenant, agreement or obligation of any present or future director, commissioner, officer, employee, member or agent of the Issuer in his individual capacity, and neither the members of the Issuer nor any officer thereof shall be liable personally on this Indenture or any of the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof or this Indenture. No director, commissioner, officer, employee, member or agent of the Issuer shall incur any personal liability with respect to any other action taken by him pursuant to this Indenture or the Act. Notwithstanding anything herein to the contrary, no provision, covenant or agreement contained in this Indenture or in the Bonds or any obligations herein or therein imposed upon the Issuer or the breach thereof, shall constitute or give rise to or impose upon the Issuer a pecuniary liability or a charge upon its general credit. In making the agreements, provisions and covenants set forth in this Indenture, the Issuer has not obligated itself except with respect to its rights and interest in the Loan Agreement, as hereinabove provided. The issuance of the Bonds under this Indenture shall not be considered a misfeasance in office. The liability of the Issuer, including its officers, members and employees under any and all of the documentation executed in connection with the issuance of the Bonds shall not constitute its general obligation and recourse against the Issuer on the documentation executed in connection with the issuance of the Bonds shall be had only against the property specifically pledged as security therefor and any rents, issues and profits thereof. It is expressly understood that the Issuer shall not otherwise be obligated and that none of its members, officers or employees shall be in any way obligated for any costs, expenses, fees or other obligations or liabilities incurred or imposed in connection with the issuance of the Bonds, whether incurred prior to or after closing, and that recourse against the Issuer and its members, officers or employees, shall be limited as set forth herein.

                  SECTION 12.03 Covenant Not to Sue. The forms of Bonds provide that the Owners of the Bonds agree not to sue the Issuer or any of its board members, officers, agents or employees, past, present or future except as provided herein and in the Loan Agreement as a condition of, and in consideration for, the issuance of the Bonds; accordingly, the Trustee shall not be permitted to sue the Issuer on behalf of the Owners of the Bonds other than as provided herein.

                  SECTION 12.04 Successor is Deemed Included in All References to Predecessor. Whenever in this Indenture either the Issuer or the Trustee is named or referred to, such reference shall be deemed to include the successors or assigns thereof, and all the covenants and agreements in this Indenture contained by or on behalf of the Issuer or the Trustee shall bind and inure to the benefit of the respective successors and assigns thereof, whether so expressed or not.

                  SECTION 12.05 Limitation of Rights to Parties, Bank, Borrower and Bondholders. Nothing in this Indenture or in the Bonds, express or implied, is intended or shall be construed to give to any person other than the Issuer, the Trustee, the Bank, the Borrower and the Owners of the Bonds any legal or equitable right, remedy or claim under or in respect of this Indenture or any covenant, condition or provision therein or herein contained; and all such covenants, conditions and provisions are and shall be held to be for the sole and exclusive benefit of the Issuer, the Trustee, the Bank, the Borrower and the Owners of the Bonds.

                  SECTION 12.06 Waiver of Notice. Whenever in this Indenture the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person entitled to receive such notice and in any case the giving or receipt of such notice shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  SECTION 12.07 Severability of Invalid Provisions. If any one or more of the provisions contained in this Indenture or in the Bonds shall for any reason be held to be invalid, illegal or unenforceable in any respect, then such provision or provisions shall be deemed several from the remaining provisions contained in this Indenture and such invalidity, illegality or unenforceability shall not affect any other provision of this Indenture, and this Indenture shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein. The Issuer hereby declares that it would have entered into this Indenture and each and every other Section, paragraph, sentence, clause or phrase of this Indenture and authorized the issuance of the Bonds pursuant thereto irrespective of the fact that any one or more Sections, paragraphs, sentences, clauses or phrases of this Indenture may be held illegal, invalid or unenforceable.

                  SECTION 12.08 Notices. Unless otherwise specified, all notices to Bondholders may be given by certified or registered United States mail, commercial overnight delivery service, telex or telegram sent to the addresses of such Bondholders as shown on the Bond Register, or may be given by telephone, telecopier or other telecommunication device and subsequently confirmed promptly in writing.

                  Unless otherwise specified in this Indenture or in the Bonds, all Bonds to be presented or surrendered to the Trustee for purposes of payment, exchange or transfer of ownership, and all documents required by this Indenture to accompany the Bonds so presented or surrendered, shall be delivered to the Trustee at its Principal Corporate Trust Office, which is located at the following address:

                  Allfirst Bank
                  213 Market Street
                  Mail Code: 001-02-11
                  Harrisburg, Pennsylvania  17101
                  Attention:  Corporate Trust Services

                  Unless otherwise specified in this Indenture or in the Bonds, all Bonds to be tendered to the Tender Agent for purposes of purchase, and all documents required by this Indenture to accompany the Bonds so tendered, shall be delivered to the Tender Agent at its Delivery Office, which is located at the following address:

                  Allfirst Bank
                  213 Market Street
                  Mail Code: 001-02-11
                  Harrisburg, Pennsylvania  17101
                  Attention:  Corporate Trust Services

                  Unless otherwise specified in this Indenture or in the Bonds, all notices, demands, requests and other documents or instruments required to be given or sent to the following parties (other than Bonds to be presented, surrendered or tendered for payment, exchange, transfer of ownership or purchase) shall be sent by United States first class mail, postage prepaid, or by commercial overnight delivery service, telex or telegram, addressed as follows (and shall be deemed sufficiently given upon the deposit thereof, postage prepaid, in the United States mail, if sent by mail):

                  To the Trustee:

                  Allfirst Bank
                  213 Market Street
                  Mail Code: 001-02-11
                  Harrisburg, Pennsylvania  17101
                  Attention:  Corporate Trust Services

                  To the Issuer:

                  East Hempfield Township Industrial Development Authority c/o Blakinger, Byler & Thomas, P.C.
                  28 Penn Square
                  Lancaster, Pennsylvania 17603
                  Attention: Dan A. Blakinger, Esquire

(or such other address as may have been filed in writing by the Issuer with the Trustee),

                  To the Borrower:

                  Herley Industries, Inc.
                  3061 Industry Drive
                  Lancaster, Pennsylvania 17603
                  Attention:  Anello C. Garefino

                  with a copy to:

                  Blakinger, Byler & Thomas, P.C.
                  28 Penn Square
                  Lancaster, Pennsylvania 17603
                  Attention: Dan Blakinger, Esquire

(or such other address as may have been filed in writing by the Borrower with the Trustee),

                  To the Remarketing Agent and Placement Agent:

                  Allfirst Bank
                  25 South Charles Street
                  MC 101-346
                  Baltimore, Maryland  21201
                  Attention:  Capital Markets Division

(or such other address as may have been filed in writing by the Remarketing
 Agent with the Trustee),

                  To the Tender Agent:

                  Allfirst Bank
                  213 Market Street
                  Mail Code: 001-02-11
                  Harrisburg, Pennsylvania  17101
                  Attention:  Corporate Trust Services

(or such other address as may have been filed in writing by the Tender Agent with the Trustee),

                  To the Bank:

                  Allfirst Bank
                  25 South Charles Street
                  MC 101-346
                  Baltimore, Maryland  21201

(or such other address as may have been filed in writing by the Bank with the Trustee).

                  SECTION 12.09 Evidence of Rights of Bondholders. Any request, consent or other instrument required or permitted by this Indenture to be signed and executed by Bondholders may be in any number of concurrent instruments of substantially similar tenor and shall be signed or executed by such Bondholders in person or by an agent or agents duly appointed in writing. Proof of the execution of any such request, consent or other instrument or of a writing appointing any such agent, or of the holding by any person of Bonds transferable by delivery, shall be sufficient for any purpose of this Indenture and shall be conclusive in favor of the Trustee and of the Issuer if made in the manner provided in this Section.

                  The fact and date of the execution by any person of any such request, consent or other instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction, authorized by the laws thereof to take acknowledgments of deeds, certifying that the person signing such request, consent or other instrument acknowledged to him the execution thereof, or by an affidavit of a witness of such execution duly sworn to before such notary public or other officer.

                  The ownership of Bonds shall be proved by the Bond Register.

                  Any request, consent or other instrument or writing of the Owner of any Bond shall bind every future Owner of the same Bond and the Owner of every Bond issued in exchange therefor or in lieu thereof, in respect of anything done or suffered to be done by the Trustee or the Issuer in accordance therewith or in reliance thereon.

                  SECTION 12.10 Disqualified Bonds. In determining whether the Owners of the requisite aggregate principal amount of Bonds have concurred in any demand, request, direction, consent or waiver under this Indenture, Bonds which are owned or held by or for the account of the Issuer or the Borrower, or by any other obligor on the Bonds, or by any person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Issuer, the Borrower, or any other obligor on the Bonds, shall be disregarded and deemed not to be Outstanding for the purposes of this Indenture.

                  Bonds which are held by any pledgee (other than the Bank or the Pledged Bonds Custodian) shall also be disregarded and deemed not to be Outstanding for purposes of this Indenture, unless the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Bonds and that the pledgee is not a person directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Issuer, the Borrower or any other obligor on the Bonds. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

                  SECTION 12.11 Money Held for Particular Bonds. The money held by the Trustee for the payment of the interest, principal or premium due on any date with respect to particular Bonds (or portions of Bonds in the case of registered Bonds redeemed in part only) shall, on and after such date and pending such payment, be set aside on its books and held uninvested in trust by it for the Owners of the Bonds entitled thereto, subject, however, to the provisions of Section 11.04 of this Indenture.

                  SECTION 12.12 Funds. Any fund required by this Indenture to be established and maintained by the Trustee may be established and maintained in the accounting records of the Trustee either as a fund or an account, and may, for the purposes of such records, any audits thereof and any reports or statements with respect thereto, be treated either as a fund or as an account, but all such records with respect to all such funds shall at all times be maintained in accordance with current industry standards, to the extent practicable, and with due regard for the requirements of Section 7.05 of this Indenture and for the protection of the security of the Bonds and the rights of every holder thereof.

                  SECTION 12.13 Payments Due on Days other than Business Days. If a payment under this Indenture or with respect to Bonds is due on a date that is not a Business Day, then payment may be made on the next day that is a Business Day and no interest shall accrue for the intervening period.

                  SECTION 12.14 Execution in Several Counterparts. This Indenture may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original; and all such counterparts, or as many of them as the Issuer and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

                  SECTION 12.15 Notices to Rating Agency. Written notice shall be provided by the Trustee to each Rating Agency of (i) the appointment of any successor Trustee, Tender Agent, or Remarketing Agent, (ii) any Supplemental Indenture or any amendment to the Loan Agreement or any Letter of Credit, (iii) the expiration, termination, substitution or extension of any Letter of Credit,
(iv) the payment of all Outstanding Bonds, (v) the conversion of Bonds to the Fixed Rate, and (vi) any acceleration of the Bonds.

                  SECTION 12.16 Governing Law. This Indenture shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to any conflict of laws provision thereof.

                  IN WITNESS WHEREOF, EAST HEMPFIELD TOWNSHIP INDUSTRIAL DEVELOPMENT AUTHORITY has caused this Indenture to be signed in its name by its Vice Chairman and its seal to be hereunto affixed and attested by its Secretary, and ALLFIRST BANK has caused this Indenture to be signed in its name by its Authorized Officer, all as of the day and year first above written.

ATTEST:                            EAST HEMPFIELD TOWNSHIP INDUSTRIAL
                                   DEVELOPMENT AUTHORITY



                                   By:
----------------------------           --------------------------------
        Secretary                                 Vice Chairman


(SEAL)



                                   ALLFIRST BANK



                                   By:
                                       --------------------------
                                       Vice President

                                    EXHIBIT C
                                   Page 1 of 2
                                    EXHIBIT C

                            PROJECT FUND REQUISITION

TO:

Allfirst Bank
213 Market Street
Harrisburg, Pennsylvania  17101
Attention: Corporate Trust Services

                  The undersigned hereby requisitions funds from the Project Fund established pursuant to Section 6.06 of the Trust Indenture, dated as of October 19, 2001 (the "Indenture"), between East Hempfield Township Industrial Development Authority (the "Issuer") and Allfirst Bank, as trustee, for payment of the amount(s) set forth below to the identified payee(s) and for the purpose(s) shown:

           Project Fund
Amount(s)      Account      Name(s) and Address(es) of Payee(s)   Purpose(s)
---------  ---------------  -----------------------------------   ----------

$


                  The undersigned hereby certifies that (a) each of the above obligation(s) for which funds are requisitioned has been incurred by Herley Industries, Inc. (the "Borrower") and is due and payable to the named Payee(s) in connection with the Project, as that term is defined in the Indenture, (b) each such obligation is a proper charge against the Tax-exempt Proceeds/ Equity Contribution Account, indicated above, of the Project Fund, and in the case of the Bonds a Qualified Project Cost, as that phrase is defined in the Indenture,
(c) no such obligation has been the basis of a prior requisition for which payment was made or is pending, (d) no written notice of any lien, right to lien or attachment upon, or claim affecting the right to receive payment of, any of the moneys payable under this Requisition has been received, (e) the payment of this Requisition will not violate the prohibitions or requirements relating to the use of proceeds set forth in the Loan Agreement, (f) no Event of Default, as defined in the Indenture or the Loan Agreement, and no event which after notice or lapse of time or both would constitute such an Event of Default has occurred, that has not been waived or cured.

                                    Exhibit C
                                   Page 2 of 2



                  NOTE: THIS REQUISITION IS NOT COMPLETE AND IS NOT TO BE PAID UNTIL THE APPROVAL OF ALLFIRST BANK (OR ITS SUCCESSOR, AS ISSUER OF THE LETTER OF CREDIT REFERRED TO IN THE INDENTURE) HAS BEEN RECEIVED.


                                         HERLEY INDUSTRIES, INC.

Date:
     ------------------------------

                                         By:                      (SEAL)
                                            ----------------------------
                                              Name:
                                              Title:


                                           APPROVAL OF ALLFIRST BANK


                  Allfirst Bank, issuer of the Letter of Credit, hereby approves the attached Project Fund Requisition of Herley Industries, Inc. submitted for payment in accordance with the provisions of the Trust Indenture, dated as of October 19, 2001, between East Hempfield Township Industrial Development Authority and Allfirst Bank, as trustee, relating to said Issuer's Variable Rate Demand/Fixed Rate Revenue Bonds (Herley Industries, Inc. Project), Series of 2001.


Dated:                                    ALLFIRST BANK
      --------------------------------


                                          By:
                                             -----------------------------
                                               Title:

                                                ACKNOWLEDGMENT


COMMONWEALTH OF PENNSYLVANIA                                  :
                                                              :
COUNTY OF LANCASTER                                           :


                  On October , 2001, before me, the undersigned notary public, personally appeared Ronald C. Fink, Jr., who acknowledged himself to be the Vice Chairman of the EAST HEMPFIELD TOWNSHIP INDUSTRIAL DEVELOPMENT AUTHORITY, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said Issuer by herself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.



                                               Notary Public

                                               My Commission Expires:

                                               (SEAL)

                                 ACKNOWLEDGMENT


COMMONWEALTH OF PENNSYLVANIA                                  :
                                                              :
COUNTY OF LANCASTER                                           :


                  On October , 2001, before me, the undersigned notary public, personally appeared Daryl S. Peck, who acknowledged himself to be a Vice President of ALLFIRST BANK, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of said institution by himself as such officer.

                  IN WITNESS WHEREOF, I hereunto set my hand and official seal.




                                            Notary Public

                                            My Commission Expires:

                                            (SEAL)